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                          BORG-WARNER AUTOMOTIVE, INC.
                            (a Delaware corporation)


                         900,000 Shares of Common Stock




                        INTERNATIONAL PURCHASE AGREEMENT



Dated: July __, 1996



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                          BORG-WARNER AUTOMOTIVE, INC.
                            (a Delaware corporation)


                         900,000 Shares of Common Stock
                           (Par Value $.01 Per Share)


                        INTERNATIONAL PURCHASE AGREEMENT


                                 July __, 1996


MERRILL LYNCH INTERNATIONAL
LEHMAN BROTHERS INTERNATIONAL (EUROPE)
MORGAN STANLEY & CO. INTERNATIONAL LIMITED
    As Representatives of the several International Underwriters
c/o Merrill Lynch International
Ropemaker Place
25 Ropemaker Street
London EC2 Y9LY

Ladies and Gentlemen:

                 The stockholders of Borg-Warner Automotive, Inc., a Delaware corporation (the "Company"), named in Schedule A (collectively, the "Selling Stockholders") propose to sell severally and not jointly to the underwriters named in Schedule B (collectively, the "International Underwriters", which shall also include any person substituted for an International Underwriter under Section 11 hereof), for whom you are acting as representatives (the "International Representatives"), an aggregate of 900,000 outstanding shares of Common Stock of the Company, par value $.01 per share (shares of which class of stock of the Company are hereinafter referred to as "Common Stock"). Such shares of Common Stock are to be sold to each International Underwriter, acting severally and not jointly, in such amounts as are set forth in Schedule B hereto opposite the name of such International Underwriter. The Selling Stockholders also grant to the International Underwriters, severally and not jointly, the option described in Section 2 to purchase all or any part of 135,000 additional shares of Common Stock to cover over-allotments. The aforesaid 900,000 shares of Common Stock (the "Initial International Shares"), together with
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all or any part of the 135,000 additional shares of Common Stock subject to the option described in Section 2 (the "International Option Shares"), are collectively herein called the "International Shares". The International
Shares are more fully described in the International Prospectus referred to below.

                 It is understood that the Company is concurrently entering into an agreement, dated the date hereof (the "U.S. Purchase Agreement"), providing for the sale by the Selling Stockholders of 3,600,000 shares of Common Stock (the "Initial U.S. Shares") through arrangements with certain underwriters within the United States and Canada (the "U.S. Underwriters"), for whom Merrill Lynch, Pierce, Fenner & Smith Incorporated, Lehman Brothers Inc. and Morgan Stanley & Co. Incorporated are acting as representatives (the "U.S. Representatives"). It is further understood that the Selling Stockholders are concurrently granting the U.S. Underwriters an option to purchase all or any part of 540,000 additional shares of Common Stock (the "U.S. Option Shares") from the Selling Stockholders to cover over-allotments. The U.S. Shares and the U.S. Option Shares are hereinafter collectively referred to as the "U.S. Shares". The International Shares and the U.S. Shares are hereinafter collectively referred to as the "Shares".

                 The Company understands that the International Underwriters will simultaneously enter into an agreement with the U.S. Underwriters dated the date hereof (the "Intersyndicate Agreement") providing for the coordination of certain transactions among the International Underwriters and the U.S. Underwriters, under the direction of Merrill Lynch, Pierce, Fenner & Smith Incorporated.

                 You have advised us that you and the other International Underwriters, acting severally and not jointly, desire to purchase the International Shares and that you have been authorized by the other International Underwriters to execute this Agreement and the International Price Determination Agreement referred to below on their behalf.

                 The price to the public per share for the International Shares and the purchase price per share for the International Shares shall be agreed upon by the Selling Stockholders and the International Representatives, acting on behalf of the several International Underwriters, and such agreement shall be set forth in a separate written instrument substantially in the form of Exhibit A hereto (the "International Price Determination Agreement"). The International Price Determination Agreement may take the form of an exchange of any standard form of written telecommunication between the Selling Stockholders and the International Representatives and shall specify such applicable information as is indicated in Exhibit A hereto. The offering of the International Shares will be governed by this Agreement, as supplemented by the International Price Determination Agreement. From and after the date of the execution and delivery of the International Price Determination Agreement, this Agreement shall be deemed to incorporate, and all reference
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herein to "this Agreement" shall be deemed to include, the International Price
Determination Agreement.

                 The Company has prepared and filed with the Securities and Exchange Commission (the "Commission") a registration statement on Form S-3 (Registration No. 333-06041) covering the registration of the Shares under the Securities Act of 1933, as amended (the "1933 Act"), including the related preliminary prospectuses, and either (A) has prepared and proposes to file, prior to the effective date of such registration statement, an amendment to such registration statement, including final prospectuses, or (B) if the Company has elected to rely upon Rule 430A ("Rule 430A") of the rules and regulations of the Commission under the 1933 Act (the "1933 Act Regulations"), will prepare and file prospectuses, in accordance with the provisions of Rule 430A and Rule 424(b) ("Rule 424(b)") of the 1933 Act Regulations, promptly after execution and delivery of the U.S. Price Determination Agreement. Two forms of prospectus are to be used in connection with the offering and sale of the Shares: one relating to the International Shares (the "Form of International Prospectus") and one relating to the U.S. Shares (the "Form of U.S. Prospectus"). The Form of U.S. Prospectus is identical to the Form of International. Prospectus, except for the front cover page, inside front cover page, the section captioned "Underwriting" and the back cover page. Additionally, if the Company has elected to rely upon Rule 434 ("Rule 434") of the 1933 Act Regulations, the Company will prepare and file a term sheet (a "Term Sheet") in accordance with the provisions of Rule 434 and Rule 424(b), promptly after execution and delivery of the International Price Determination Agreement. The information, if any, included in such prospectuses that was omitted from any prospectuses included in such registration statement at the time it becomes effective but that is deemed, (i) pursuant to paragraph (b) of Rule 430A, to be part of such registration statement at the time it becomes effective is referred to herein as the "Rule 430A Information", and (ii) pursuant to paragraph (d) of Rule 434, to be part of such registration statement at the time it becomes effective is referred to herein as "Rule 434 Information". Each Form of International Prospectus and Form of U.S.
Prospectus used before the time such registration statement becomes effective, and any Form of International Prospectus and Form of U.S. Prospectus that omits the Rule 430A Information or the Rule 434 Information, if applicable, that is used after such effectiveness and prior to the execution and delivery of the International Price Determination Agreement or the U.S. Price Determination Agreement, is herein called a "preliminary prospectus". Such registration statement, including the exhibits thereto and the documents incorporated by reference therein pursuant to Item 12 of Form S-3 under the 1933 Act ("Item 12"), as amended, and Rule 412 of the 1933 Act Regulations ("Rule 412") at the time it becomes effective and including, if applicable, the Rule 430A Information or the Rule 434 Information, is herein called the "Original Registration Statement". Any registration statement filed pursuant to Rule 462(b) of the 1933 Act Regulations is herein referred to as the "Rule 462(b) Registration Statement", and the Original Registration Statement and any Rule 462(b) Registration Statement are herein referred to collectively as the "Registration Statement". The Form of International
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Prospectus and Form of U.S. Prospectus, including the documents incorporated by reference therein pursuant to Item 12 and Rule 412, included in the Original Registration Statement at the time it becomes effective, are herein called the "International Prospectus" and the "U.S. Prospectus", respectively, and, collectively, the "Prospectuses", and, individually, a "Prospectus", except that, (i) if the final International Prospectus or U.S. Prospectus, as the case may be, first furnished to the International Underwriters or the U.S. Underwriters after the execution of the International Price Determination Agreement or the U.S. Price Determination Agreement for use in connection with the offering of the Shares differs from the prospectuses included in the Original Registration Statement at the time it becomes effective (whether or not such prospectus is required to be filed pursuant to Rule 424(b)), the terms "International Prospectus", "U.S. Prospectus", "Prospectuses" and "Prospectus" shall refer to the final International Prospectus or U.S. Prospectus first furnished to the International Underwriters or the U.S. Underwriters, as the case may be, for such use, and (ii) if Rule 434 is relied upon, the terms "International Prospectus", "U.S. Prospectus", "Prospectuses" and "Prospectus" shall refer to the preliminary International Prospectus or U.S. Prospectus last furnished to the International Underwriters or the U.S. Underwriters, as the case may be, in connection with the offering of the Shares, in each case together with the Term Sheet.

                 The Company and the Selling Stockholders understand that the International Underwriters propose to make a public offering of the International Shares as soon as you deem advisable after the Registration Statement becomes effective and the International Price Determination Agreement has been executed and delivered.

                 Section 1. Representations and Warranties. (a) The Company represents and warrants to and agrees with each of the International Underwriters and each of the Selling Stockholders that:

                 (i) The Company meets the requirements for use of Form S-3 under the 1933 Act and when the Registration Statement or any post-effective amendment thereto shall become effective and at all times subsequent thereto up to the Closing Time referred to below (and, if any International Option Shares are purchased, up to the Date of Delivery referred to below), (A) the Registration Statement and the Prospectuses, including any amendments and supplements thereto, will comply in all material respects with the requirements of the 1933 Act and the 1933 Act Regulations; (B) neither the Registration Statement nor any amendment or supplement thereto will contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; (C) neither of the Prospectuses nor any amendment or supplement thereto will include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; and (D) if Rule 434 is relied upon, the Prospectuses
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                                       5

         shall not be "materially different", as such term is used in Rule 434, from the prospectuses included in the Registration Statement at the time it becomes effective; except that this representation and warranty does not apply to statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of any International Underwriter or U.S. Underwriter through you or the U.S. Representatives expressly for use in the Registration Statement or the Prospectuses or any amendment or supplement thereof.

                 (ii) The documents incorporated by reference in the Prospectuses pursuant to Item 12 of Form S-3 under the 1933 Act, at the time they were filed with the Commission, complied in all material respects with the requirements of the Securities Exchange Act of 1934, as amended (the "1934 Act"), and the rules and regulations of the Commission thereunder (the "1934 Act Regulations"), and, when read together and with the other information in the Prospectus, at the time the Registration Statement becomes effective and at all times subsequent thereto up to the Closing Time (as hereinafter defined) (and, if any Option Shares are purchased, up to the Date of Delivery (as hereinafter defined)), will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading.

                 (iii) (A) Deloitte & Touche LLP, who have certified the financial statements of the Company and the schedules included or incorporated by reference in the Registration Statement and Prospectuses, (B) KPMG Peat Marwick, who have certified the financial statements of NSK-Warner K.K. ("NSK-Warner") included or incorporated by reference in the Registration Statement and the Prospectuses and
         (C) Arthur Andersen LLP, who have certified the financial statements of Holley Automotive Inc, Holley Automotive Group, Ltd., Holley Automotive Systems GmbH, Coltec Automotive Inc, and Performance Friction Products, a division of Stemco Inc, an indirect, wholly-owned subsidiary of Coltec Industries Inc. (collectively, the "Coltec Subsidiaries"), included or incorporated by reference in the Registration Statement and the Prospectuses, are independent public accountants as required by the 1933 Act and the 1933 Act Regulations.

                 (iv) The Company has all requisite corporate power and authority to execute, deliver and perform its obligations under this Agreement; and this Agreement has been duly authorized, executed and delivered by the Company.

                 (v) The consolidated financial statements and the related notes of the Company, its Subsidiaries (as defined below) and the Coltec Subsidiaries included or incorporated by reference in the Registration Statement present fairly the consolidated financial position of the Company, its Subsidiaries and the Coltec Subsidiaries as of the dates indicated and the consolidated results of operations and cash flows of the
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                                       6

         Company, its Subsidiaries and the Coltec Subsidiaries for the periods specified. Such financial statements have been prepared in conformity with generally accepted accounting principles applied on a consistent basis throughout the periods involved (except as set forth in the notes thereto) and subject, in the case of any interim statements, to normal year-end audit adjustments. The financial statement schedules, if any, included in the Registration Statement present fairly the information required to be stated therein. The selected financial data included or incorporated by reference in the Prospectuses present fairly the information shown therein and have been compiled on a basis consistent with that of the audited consolidated financial statements included or incorporated by reference in the Registration Statement. The pro forma financial information included in the Prospectuses present fairly the information shown therein, has been prepared in accordance with the applicable requirements of Rule 11-02 of Regulation S-X, has been properly compiled on the pro forma bases described therein, and, in the opinion of the Company, the assumptions used in the preparation thereof are reasonable and the adjustments used therein are appropriate to give effect to the transactions or circumstances referred to therein.

                 (vi) The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware with corporate power and authority under such laws to own, lease and operate its properties and conduct its business as described in the Prospectuses. The Company is duly qualified to transact business as a foreign corporation and is in good standing in each other jurisdiction in which it owns or leases property of a nature, or transacts business of a type, that would make such qualification necessary, except to the extent that the failure to so qualify or be in good standing would not have a material adverse effect on the Company and the Subsidiaries, considered as one enterprise.

                 (vii) The Company's only subsidiaries are set forth in Exhibit B hereto (each such corporation is referred to herein as a "Subsidiary" and, collectively, the "Subsidiaries"). Each Subsidiary is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation with corporate power and authority under such laws to own, lease and operate its properties and conduct its business; and each Subsidiary is duly qualified to transact business as a foreign corporation and is in good standing in each other jurisdiction in which it owns or leases property of a nature, or transacts business of a type, that would make such qualification necessary, except to the extent that the failure to so qualify or be in good standing would not have a material adverse effect on the Company and the Subsidiaries, considered as one enterprise. All of the outstanding shares of capital stock of each Subsidiary have been duly authorized and validly issued and are fully paid and non-assessable and are owned by the Company, directly or through one or more of the Subsidiaries, in the percentages set forth in Exhibit B hereto, free and
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                                       7

         clear of any pledge, lien, security interest, charge, claim, equity or encumbrance of any kind.

                 (viii) The Company had at the date indicated a duly authorized and outstanding capitalization as set forth in the Prospectuses under the caption "Capitalization".

                 (ix) The Shares have been duly authorized and validly issued and are fully paid and non-assessable; no holder thereof will be subject to personal liability by reason of being such a holder; and such Shares are not subject to the preemptive rights of any stockholder of the Company.

                 (x) All of the other outstanding shares of capital stock of the Company have been duly authorized and validly issued and are fully paid and non-assessable; no holder thereof is or will be subject to personal liability by reason of being such a holder; and none of the outstanding shares of capital stock of the Company was issued in violation of the preemptive rights of any stockholder of the Company.

                 (xi) Since the respective dates as of which information is given in the Registration Statement and the Prospectuses, except as described in the Registration Statement or any amendment or supplement thereto, there has not been (A) any material adverse change in the condition (financial or otherwise), results of operations, business affairs or business prospects of the Company and the Subsidiaries, considered as one enterprise, whether or not arising in the ordinary course of business, (B) any transaction entered into by the Company or any Subsidiary, other than in the ordinary course of business, that is material to the Company and the Subsidiaries, considered as one enterprise, or (C) any dividend or distribution of any kind declared, paid or made by the Company on its capital stock, other than regular quarterly cash dividends declared or paid on its Common Stock.

                 (xii) Neither the Company nor any of its Subsidiaries is in violation of its certificate of incorporation or in default in the performance or observance of any obligation, agreement, covenant or condition contained in any indenture, mortgage, loan agreement, note, lease or other agreement or instrument to which it is a party or by which it may be bound or to which any of its properties may be subject, except for such defaults that would not have a material adverse effect on the condition (financial or otherwise), results of operations, business affairs or business prospects of the Company and the Subsidiaries, considered as one enterprise. The execution and delivery of this Agreement and the U.S. Purchase Agreement by the Company, the consummation by the Company of the transactions contemplated in this Agreement, the U.S. Purchase Agreement, and the Registration Statement and compliance by the Company with the terms of this Agreement and the U.S. Purchase Agreement have
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                                       8

         been duly authorized by all necessary corporate action on the part of the Company and do not violate and will not result in any violation of the certificate of incorporation or by-laws of the Company or any Subsidiary, and do not and will not conflict with, or result in a breach of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any Subsidiary under (A) any indenture, mortgage, loan agreement, note, lease or other agreement or instrument to which the Company or any Subsidiary is a party or by which any of them may be bound or to which any of their properties may be subject, except for such conflicts, breaches or defaults or liens, charges or encumbrances that in the aggregate would not have a material adverse effect on the condition (financial or otherwise), results of operations, business affairs or business prospects of the Company and the Subsidiaries, considered as one enterprise or (B) any existing applicable law, rule, regulation, judgment, order or decree of any government, governmental instrumentality or court, domestic or foreign, having jurisdiction over the Company or any Subsidiary or any of their respective properties, except for such conflicts, breaches or defaults or liens, charges or encumbrances that in the aggregate would not have a material adverse effect on the condition (financial or otherwise), results of operations, business affairs or business prospects of the Company and the Subsidiaries, considered as one enterprise.

                 (xiii) No authorization, approval, consent or license of, or any material filing with, any government, governmental instrumentality or court, domestic or foreign (other than under the 1933 Act and the 1933 Act Regulations and the securities or Blue Sky laws of the various states, the securities laws of Canada and its provinces and the securities laws of any jurisdiction outside the United States in which International Shares are offered or sold by the International Underwriters pursuant to this Agreement), is legally required for the valid authorization, issuance, sale and delivery of the Shares.

                 (xiv) Except as disclosed or incorporated by reference in the Prospectuses, there is no action, suit or proceeding before or by any government, governmental instrumentality or court, domestic or foreign, now pending or, to the knowledge of the Company, threatened against the Company or any Subsidiary that is required to be disclosed in the Prospectuses or that could result in any material adverse change in the condition (financial or otherwise), results of operations, business affairs or business prospects of the Company and its Subsidiaries, considered as one enterprise, or that could reasonably be expected to adversely affect the consummation of the transactions contemplated by this Agreement and the U.S. Purchase Agreement.

                 (xv) There are no contracts or documents of a character required pursuant to the 1933 Act to be described in the Registration Statement or the Prospectuses or to
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                                       9

         be filed as exhibits to the Registration Statement that are not described and filed as required.

                 (xvi) Each of the Company and the Subsidiaries has good and marketable title to all properties and assets described in the Prospectuses as owned by it, free and clear of all liens, charges, encumbrances or restrictions, except such as (A) are described in the Prospectuses or (B) are neither material in amount nor materially significant in relation to the business of the Company and the Subsidiaries, considered as one enterprise; all of the leases and subleases material to the business of the Company and the Subsidiaries, considered as one enterprise, and under which the Company or any Subsidiary holds properties described in the Prospectuses, are in full force and effect, and neither the Company nor any Subsidiary has any notice of any material claim of any sort that has been asserted by anyone adverse to the rights of the Company or any Subsidiary under any of the leases or subleases mentioned above, or affecting or questioning the rights of such corporation to the continued possession of the leased or subleased premises under any such lease or sublease.

                 (xvii) The Company and the Subsidiaries each owns, possesses or has obtained all material governmental licenses, permits, certificates, consents, orders, approvals and other authorizations, and has made all filings with all governmental authorities, necessary to own or lease, as the case may be, and to operate its properties and to carry on its business as presently conducted, and neither the Company nor any Subsidiary has received any notice of proceedings relating to revocation or modification of any such licenses, permits, certificates, consents, orders, approvals or authorizations, which, singly or in the aggregate, if not so owned, possessed or obtained or the subject of an unfavorable ruling, decision or finding, could materially adversely affect the condition (financial or otherwise), results of operations, business affairs or business prospects of the Company and the Subsidiaries, considered as one enterprise.

                 (xviii) The Company and the Subsidiaries each owns or possesses, or can acquire on reasonable terms, adequate patents, patent licenses, trademarks, service marks and trade names necessary to carry on its business as presently conducted, and neither the Company nor any Subsidiary has received any notice of infringement of or conflict with asserted rights of others with respect to any patents, patent licenses, trademarks, service marks or trade names that in the aggregate, if the subject of an unfavorable decision, ruling or finding, could reasonably be expected to materially adversely affect the condition (financial or otherwise), results of operations, business affairs or business prospects of the Company and the Subsidiaries, considered as one enterprise.

                 (xix) Except as disclosed in the Prospectuses, to the best knowledge of the Company, no labor problem exists with its employees or with employees of the Subsidiaries or is imminent that could reasonably be expected to materially adversely affect the Company and the Subsidiaries, considered as one enterprise and, to the knowledge of the Company, except as disclosed in the Prospectuses, the Company is not aware of any material existing or imminent labor dispute by the employees of any of its or the Subsidiaries' principal customers that could be expected to materially adversely affect the Company and the Subsidiaries, considered as one enterprise.

                 (xx) The Company has not taken and will not take, directly or indirectly, any action designed to, or that might be reasonably expected to, cause or result in stabilization or manipulation of the price of the Common Stock.

                 (xxi) Except as disclosed in the Registration Statement and except as would not individually or in the aggregate have a material adverse effect on the condition (financial or otherwise), results of operations, business affairs or business prospects of the Company and the Subsidiaries, considered as one enterprise, (A) the Company and the Subsidiaries are each in compliance with all applicable Environmental Laws, (B) the Company and the Subsidiaries have all permits, authorizations and approvals required under any applicable Environmental Laws and are each in compliance with their requirements,
         (C) there are no pending or threatened Environmental Claims against the Company or any Subsidiary, and (D) there are no circumstances with respect to any property or operations of the Company or the Subsidiaries that could reasonably be anticipated to form the basis of an Environmental Claim against the Company or the Subsidiaries.

                 For purposes of this Agreement, the following terms shall have the following meanings: "Environmental Law" means any United States (or other applicable jurisdiction's) federal, state, local or municipal statute, law, rule, regulation, ordinance, code, policy or rule of common law and any judicial or administrative interpretation thereof including any judicial or administrative order, consent decree or judgment, relating to the environment, health, safety or any chemical, material or substance, exposure to which is prohibited, limited or regulated by any governmental authority. "Environmental Claims" means any and all administrative, regulatory or judicial actions, suits, demands, demand letters, claims, liens, notices of noncompliance or violation, investigations or proceedings relating in any way to any Environmental Law.

                 (xxii) All United States federal income tax returns of the Company (and any of the Subsidiaries, if not included in the Company's U.S. consolidated federal income tax return) required by law to be filed have been properly prepared and filed, and all taxes shown on such returns or otherwise assessed which are due and payable have been paid. All of the Company's United States federal tax returns (and any of the Subsidiaries' tax returns, if applicable) for taxable periods through and including the 1990 federal taxable year have been audited by the Internal Revenue Service or the statute of limitations for such taxable years has run and thus, all taxes for such periods have been finally determined (excluding the effect of any net operating loss or credit carryovers to such periods). All other tax returns of the Company and the Subsidiaries required to be filed pursuant to applicable foreign, state, local or other law have been filed, except insofar as the failure to file such returns would not have a material adverse effect on the condition (financial or otherwise), earnings, business affairs or business prospects of the Company and the Subsidiaries, considered as one enterprise. The Company and the Subsidiaries have paid (or there has been paid on their behalf) all taxes which are due and for which no tax return is required. There are no liens on any of the Company's or the Subsidiaries' assets for taxes, other than for taxes which have accrued but which are not yet due and payable. Neither the Company nor any Subsidiary is liable for any taxes that are imposed on any other person or corporation (other than for taxes imposed on the Company or the Subsidiaries), except as set forth in Treasury Regulation 1.1502-6 with respect to prior consolidated groups of which the Company or its subsidiaries were members.

                 (xxiii) With respect to each employee benefit plan, program and arrangement (including, without limitation, any "employee benefit plan" as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA")) maintained or contributed to by the Company or any Subsidiary, or with respect to which the Company or any Subsidiary could incur any liability under ERISA (collectively, the "Benefit Plans"), no event has occurred and, to the best knowledge of the Company, there exists no condition or set of circumstances, in connection with which the Company or any Subsidiary could be subject to any liability under the terms of such Benefit Plans, applicable law (including, without limitation, ERISA and the Internal Revenue Code of 1986, as amended (the "Code")) or any applicable agreement (including, without limitation, the agreement dated as of January 14, 1993 (the "PBGC Agreement"), among the Pension Benefit Guaranty Corporation (the "PBGC"), the Company and Borg-Warner Security Corporation ("BWSC")), that could materially adversely affect the condition (financial or otherwise), results of operations, business affairs or business prospects of the Company and the Subsidiaries, considered as one enterprise. The Company is in compliance in all respects with its obligations under the PBGC Agreement.

                 (xxiv) The Company has obtained the written agreement, in the form previously furnished to you, of (A) each holder of at least 1% of the outstanding shares of Common Stock who is a party to the Registration Rights Agreement dated as of January 27, 1993 among the Company and the Stockholders who are parties thereto (the "Registration Rights Agreement") that for a period beginning seven days before, and ending 180 days after, the effective date of the Registration Statement, not to effect any public sale or distribution, including any sale pursuant to Rule 144 under the 1933 Act, of Common Stock or any securities convertible into or exchangeable for Common Stock, or any rights or warrants to acquire Common Stock and (B) executive officers and directors of the Company that for a period beginning seven days before, and ending 180 days after, the effective date of the Registration Statement, such holders will not, without your prior written consent, directly or indirectly, sell, offer to sell, grant any option for the sale of, or otherwise dispose of, any Common Stock or securities convertible into or exchangeable or exercisable for Common Stock.

                 (xxv) There are no persons, corporations, partnerships or other entities with registration or other similar rights to have any securities registered pursuant to the Registration Statement, except as disclosed in the Prospectuses.

                 (xxvi) The Shares have been approved for listing on the New York Stock Exchange, Inc.

                 (b) Each of the Selling Stockholders severally represents and warrants to and agrees with each of the International Underwriters as follows:

                 (i) When the Registration Statement or any post-effective amendment thereto shall become effective, and at all times subsequent thereto up to the Closing Time (and, if any International Option Shares are purchased, at the Date of Delivery),
         (A) neither the Registration Statement nor any amendment or supplement thereto will contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and (B) neither of the Prospectuses nor any amendment or supplement thereto will include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that, as to each Selling Stockholder, the representations and warranties in this subsection (b)(i) apply only to statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of such Selling Stockholder, in its capacity as such, expressly for use in the Registration Statement or the Prospectuses.

                 (ii) No authorization, approval, consent or license of, or any material filing with, any government, governmental instrumentality or court, domestic or foreign (other than under the 1933 Act and the 1933 Act Regulations and the securities or Blue Sky laws of the various states, the securities laws of Canada and its provinces and the securities laws of any jurisdiction outside the United States in which the International Shares are offered and sold by the International Underwriters pursuant to this Agreement), is required for the consummation by such Selling Stockholder of the transactions contemplated in this Agreement or the U.S. Purchase Agreement, including, without limitation, the sale and delivery of the Shares.

                 (iv) The execution and delivery of this Agreement and the U.S. Purchase Agreement and the consummation of the transactions contemplated in this Agreement and the U.S. Purchase Agreement will not result in (a) a breach by such Selling Stockholder of, or constitute a default by such Selling Stockholder under, any agreement or instrument or any decree, judgment or order to which such Selling Stockholder is a party or by which such Selling Stockholder is bound or the properties of such Selling Stockholder are subject or (b) violate (1) any provision of the certificate of incorporation, by-law, partnership agreement or comparable governing documents of such Selling Stockholder or any law, rule or regulation applicable to such Selling Stockholder or (2) to which its properties are subject (other than for the securities or Blue Sky laws of the various states, the securities laws of Canada and its provinces and the securities laws of any jurisdiction outside the United States in which the International Shares are offered or sold by the International Underwriters pursuant to this Agreement).

                 (v) Such Selling Stockholder has good and marketable title to the Shares to be sold by such Selling Stockholder pursuant to this Agreement and the U.S. Purchase Agreement, free and clear of any pledge, lien, security interest, charge, claim, equity or encumbrance of any kind, other than pursuant to this Agreement, the U.S. Purchase Agreement, the Registration Rights Agreement, the Management Stockholders Agreement, dated January 27, 1993, the Investors Stockholders Agreement, dated January 27, 1993, the Management Stock Subscription Agreement, dated as of July 27, 1987, as amended as of January 1, 1989 and as of January 27, 1993, and the Replacement Stock Pledge Agreement, dated as of February 1, 1993; and such Selling Stockholder will at the Closing Time and, if any Option Shares are to be purchased on the Date of Delivery, have good and marketable title to the Shares to be sold by such Selling Stockholder pursuant to this Agreement and the U.S. Purchase Agreement, free and clear of any pledge, lien, security interest, charge, claim, equity or encumbrance of any kind; such Selling Stockholder has full right, power and authority to sell, transfer and deliver such Shares pursuant to this Agreement or the U.S. Purchase Agreement; and, upon delivery of such Shares and payment of the purchase price therefor as contemplated in this Agreement and the U.S. Purchase Agreement, each of the International Underwriters and the U.S. Underwriters, as the case may be, will receive good and marketable title to the Shares purchased by it from such Selling Stockholder, free and clear of any pledge, lien, security interest, charge, claim, equity or encumbrance of any kind.

                 (vi) Certificates for all of the shares of Common Stock, or with respect to Selling Stockholders that own shares of the Company's Non-Voting Common Stock, par value $.01 per share, (the "Non-Voting Stock"), certificates for all of the Shares of Non-Voting Stock (accompanied by a written notice requesting conversion of such shares, which notice shall comply with Section 2(4)(iii) of the Company's Restated Certificate of Incorporation), to be sold by such Selling Stockholder pursuant to this Agreement and the U.S. Purchase Agreement, in suitable form for transfer by delivery or accompanied by duly executed instruments of transfer or assignment executed in blank, are available for delivery pursuant to this Agreement and the U.S. Purchase Agreement.

                 (vii) Such Selling Stockholder has not taken and will not take, directly or indirectly, any action designed to, or that might be reasonably expected to, cause or result in stabilization or manipulation of the price of the Common Stock; and such Selling Stockholder has not distributed and will not distribute any prospectus or other offering material in connection with the offering and sale of the Shares other than any preliminary prospectus filed with the Commission or the Prospectuses or other material permitted by the 1933 Act or the 1933 Act Regulations.

                 (viii) Such Selling Stockholder, if such Selling Stockholder is not a natural person, is duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation or organization, as the case may be, with all necessary power and authority to enter into and perform each of this Agreement and the U.S. Purchase Agreement and to sell and deliver the Shares to the International Underwriters and the U.S. Underwriters, as the case may be, in accordance with each of this Agreement and the U.S. Purchase Agreement.

                 (c) Any certificate signed by any officer of the Company or any Subsidiary and delivered to you or to counsel for the International Underwriters shall be deemed a representation and warranty by the Company to each International Underwriter as to the matters covered thereby; and any certificate signed by or on behalf of the Selling Stockholders as such and delivered to you or to counsel for the International Underwriters shall be deemed a representation and warranty by the Selling Stockholders to each International Underwriter as to the matters covered thereby.

                 Section 2. Sale and Delivery to the U.S. Underwriters; Closing. (a) On the basis of the representations and warranties herein contained, and subject to the terms and conditions herein set forth, each Selling Stockholder agrees, severally and not jointly, to sell to each International Underwriter the number of Initial International Shares set forth opposite the name of such Selling Stockholder on Schedule A, and each International Underwriter agrees, severally and not jointly, to purchase from each Selling Stockholder, at the purchase price per share for the Initial International Shares to be agreed upon by the U.S.

Representatives and the Selling Stockholders, in accordance with Section 2(b) or 2(c) hereof, and set forth in the International Price Determination Agreement, the number of Initial International Shares that bears the same relation to 900,000 as the number of Initial International Shares set forth opposite the name of such International Underwriter in Schedule B bears to the total number of Initial International Shares (such proportion is hereinafter referred to as such International Underwriter's "underwriting obligation proportion"), subject to such adjustments as you in your discretion, shall make to eliminate any sales or purchases of fractional shares. If the Company elects to rely on Rule 430A, Schedules A and B may be attached to the International Price Determination Agreement.

                 (b) If the Company has elected not to rely upon Rule 430A, the price to the public per share for the Initial International Shares and the purchase price per share for the Initial International Shares to be paid by the several International Underwriters shall be agreed upon and set forth in the International Price Determination Agreement, dated the date hereof, and an amendment to the Original Registration Statement containing such per share price information will be filed before the Original Registration Statement becomes effective.

                 (c) If the Company has elected to rely upon Rule 430A, the price to the public per share for the Initial International Shares and the purchase price per share for the Initial International Shares to be paid by the several International Underwriters shall be agreed upon and set forth in the International Price Determination Agreement. In the event that the International Price Determination Agreement has not been executed by the close of business on the fourteenth business day following the later of the date on which the Original Registration Statement and any Rule 462(b) Registration Statement becomes effective, this Agreement shall terminate forthwith, without liability of any party to any other party except that Sections 7, 8 and 9 shall remain in effect.

                 (d) In addition, on the basis of the representations and warranties herein contained, and subject to the terms and conditions herein set forth, the Selling Stockholders hereby grant an option to the International Underwriters, severally and not jointly, to purchase up to an aggregate of 135,000 additional International Option Shares, as set forth opposite such Selling Stockholder's name on Schedule A, at the same purchase price per share as shall be applicable to the Initial International Shares. The option hereby granted will expire 30 days after the later of the date upon which the Original Registration Statement and any Rule 462(b) Registration Statement becomes effective or, if the Company has elected to rely upon Rule 430A, the date of the International Price Determination Agreement, and may be exercised, in whole or in part (but not more than once), only for the purpose of covering over-allotments that may be made in connection with the offering and distribution of the Initial International Shares upon notice by the International Representatives to the Selling Stockholders setting forth the aggregate number of International Option Shares as to which the several International Underwriters are exercising the option, and the time and date of payment and delivery thereof. Such time and date of delivery (the "Date of Delivery") shall be determined by the International Representatives but shall not be later than seven full business days after the exercise of such option, nor in any event prior to the Closing Time. If the option is exercised as to only a portion of the International Option Shares, the Selling Stockholders will sell their pro rata portion of the International Option Shares to be purchased by the International Underwriters. If the option is exercised as to all or any portion of the International Option Shares, the International Option Shares as to which the option is exercised shall be purchased by the International Underwriters, severally and not jointly, in their respective underwriting obligation proportions except as otherwise provided in the International Price Determination Agreement, subject to such adjustments as the International Underwriters, in their discretion, shall make to eliminate any sales or purchases of fractional shares.

                 (e) Payment of the purchase price for, and delivery of certificates for, the Initial International Shares shall be made at the offices of Shearman & Sterling, 599 Lexington Avenue or 153 East 53rd Street, New York, New York 10022, or at such other place as shall be agreed upon by the Company, the Selling Stockholders and you, at 10:00 A.M. either (i) on the third full business day after the later of the effective date of the Original Registration Statement and any Rule 462(b) Registration Statement (or, if pricing of the Shares occurs after 4:30 P.M. Eastern time, on the fourth full business day thereafter), or (ii) if the Company has elected to rely upon Rule 430A, on the third full business day after execution of the International Price Determination Agreement (or, if pricing of the Shares occurs after 4:30 P.M. Eastern time, on the fourth full business day thereafter) (unless, in either case, postponed pursuant to Section 11 or 12), or at such other time not more than ten full business days thereafter as you, the Selling Stockholders and the Company shall determine (such date and time of payment and delivery being herein called the "Closing Time"). In addition, in the event that any or all of the International Option Shares are purchased by the International Underwriters, payment of the purchase price for, and delivery of certificates for, such International Option Shares shall be made at the offices of Shearman & Sterling, 599 Lexington Avenue or 153 East 53rd Street, New York, New York 10022, or at such other place as the Company, the Selling Stockholders and you shall determine, on the Date of Delivery as specified in the notice from you to the Company. Payment shall be made to the Selling Stockholders by wire transfer in immediately available funds against delivery to you for the respective accounts of the several International Underwriters of certificates for the International Shares to be purchased by them.

                 (f) Certificates for the Initial International Shares and International Option Shares to be purchased by the International Underwriters shall be in such denominations and registered in such names as you may request in writing at least two full business days before the Closing Time or the Date of Delivery, as the case may be. The certificates for the Initial International Shares and International Option Shares will be made available in New York City for examination and packaging by you not later than 10:00 A.M. on the business day prior to the Closing Time or the Date of Delivery, as the case may be.

                 (g) It is understood that each International Underwriter has authorized you, for its account, to accept delivery of, receipt for, and make payment of the purchase price for, the International Shares that it has agreed to purchase. You, individually and not as International Representatives, may (but shall not be obligated to) make payment of the purchase price for the Initial International Shares, or International Option Shares, to be purchased by any International Underwriter whose check or checks shall not have been received by the Closing Time or the Date of Delivery, as the case may be.

                 Section 3. Certain Covenants of the Company. The Company covenants with each International Underwriter as follows:

                 (a) The Company will use its best efforts to cause the Registration Statement to become effective and, if the Company elects to rely upon Rule 430A and subject to Section 3(b) hereof, will comply with the requirements of Rule 430A and will notify the International Representatives immediately (i) when the Registration Statement, or any post-effective amendment to the Registration Statement, shall have become effective, or any supplement to the Prospectuses or any amended Prospectuses shall have been filed, (ii) of the receipt of any comments from the Commission, (iii) of any request by the Commission to amend the Registration Statement or amend or supplement any Prospectus or for additional information and (iv) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or of any order preventing or suspending the use of any preliminary prospectus, or of the suspension of the qualification of the Shares for offering or sale in any jurisdiction, or of the institution or threatening of any proceedings for any of such purposes. The Company will use every reasonable effort to prevent the issuance of any such stop order or of any order preventing or suspending such use and, if any such order is issued, to obtain the lifting thereof at the earliest possible moment.

                 (b) The Company will not at any time file or make any amendment to the Registration Statement, (including any filing under Rule 462(b)), file a Term Sheet or file or make any amendment or supplement (i) if the Company has not elected to rely upon Rule 430(A), to the Prospectuses (including amendments of the documents incorporated by reference into the Prospectuses) or (ii) if the Company has elected to rely upon Rule 430A, to either the prospectuses included in the Original Registration Statement at the time it becomes effective or to the Prospectuses (including amendments of the documents incorporated by reference into the Prospectuses or to the Prospectuses pursuant to Item 12 and Rule 412), of which you shall not have previously been advised and furnished a copy, or to which you or counsel for the International Underwriters shall reasonably object in writing.

                 (c) The Company has furnished or will furnish to you and counsel for the International Underwriters, without charge, as many signed copies of the Registration

         Statement as originally filed and of all amendments thereto, whether filed before or after the Registration Statement becomes effective, copies of all exhibits and documents filed therewith (including documents incorporated by reference into the Prospectuses pursuant to
         Item 12 and Rule 412) and signed copies of all consents and certificates of experts, as you may reasonably request and has furnished or will furnish to you, for each other International Underwriter, one conformed copy of the Registration Statement as originally filed and of each amendment thereto (including documents incorporated by reference into the Prospectus but without exhibits).

                 (d) The Company will deliver to each International Underwriter, without charge, from time to time until the later of the effective date of the Original Registration Statement and any Rule 462(b) Registration Statement (or, if the Company has elected to rely upon Rule 430A, until the time the International Price Determination Agreement is executed and delivered), as many copies of each preliminary prospectus as such International Underwriter may reasonably request, and the Company hereby consents to the use of such copies for purposes permitted by the 1933 Act. The Company will deliver to each International Underwriter, without charge, as soon as the Registration Statement shall have become effective (or, if the Company has elected to rely upon Rule 430A, as soon as practicable after the International Price Determination Agreement has been executed and delivered) and thereafter from time to time as requested during the period when the Prospectus is required to be delivered under the 1933 Act, such number of copies of the Prospectuses (as supplemented or amended) as such International Underwriter may reasonably request.

                 (e) The Company will comply in all material respects with the 1933 Act and the 1933 Act Regulations and the 1934 Act and the 1934 Act Regulations so as to permit the completion of the distribution of the Shares as contemplated in this Agreement and in the Prospectuses. If at any time when a prospectus is required by the 1933 Act or the 1933 Act Regulations to be delivered in connection with sales of the Shares any event shall occur or condition exist as a result of which it is necessary, in the opinion of counsel for the International Underwriters or counsel for the Company, to amend the Registration Statement or amend or supplement any Prospectus in order that the Prospectuses will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein not misleading in the light of the circumstances existing at the time it is delivered to a purchaser, or if it shall be necessary, in the opinion of either such counsel, at any such time to amend the Registration Statement or amend or supplement any Prospectus in order to comply with the requirements of the 1933 Act or the 1933 Act Regulations, the Company will promptly upon becoming aware of such event or condition prepare and file with the Commission, subject to Section 3(b) hereof, such amendment or supplement as may be necessary to correct such untrue statement or omission or to make the Registration Statement or the Prospectuses comply with such requirements.

                 (f) The Company will use its best efforts, in cooperation with the International Underwriters, to qualify the Shares for offering and sale under the applicable securities laws of such states and other jurisdictions as you may designate and to maintain such qualifications in effect for a period of not less than one year from the later of the effective date of the Original Registration Statement and any Rule 462(b) Registration Statement; provided, however, that the Company shall not be obligated to file any general consent to service of process or to qualify as a foreign corporation or as a dealer in securities in any jurisdiction in which it is not so qualified or to subject itself to taxation in respect of doing business in any jurisdiction in which it is not otherwise so subject. The Company will file such statements and reports as may be required by the laws of each jurisdiction in which the Shares have been qualified as above provided.

                 (g) The Company will make generally available to its security holders as soon as practicable, but not later than 90 days after the close of the period covered thereby, an earnings statement of the Company (in form complying with the provisions of Rule 158 of the 1933 Act Regulations), covering a period of 12 months beginning after the later of the effective date of the Original Registration Statement and any Rule 462(b) Registration Statement and covering a period of 12 months beginning after the effective date of any post-effective amendment to the Registration Statement but not later than the first day of the Company's fiscal quarter next following such respective effective dates.

                 (h) The Company, during the period when the Prospectuses are required to be delivered under the 1933 Act, will file promptly all documents required to be filed with the Commission pursuant to
         Section 13 or 14 of the 1934 Act subsequent to the time the Registration Statement becomes effective.

                 (i) For a period of two years after the Closing Time, the Company will furnish to you and, upon request, to each International Underwriter, copies of all annual reports, quarterly reports and current reports filed with the Commission on Forms 10-K, 10-Q and 8-K, or such other similar forms as may be designated by the Commission, and such other documents, reports and information as shall be furnished by the Company to its stockholders generally.

                 (j) For a period of 180 days from the date hereof, the Company will not, without your prior written consent, directly or indirectly, sell, offer to sell, grant any option for the sale of, or otherwise dispose of, any Common Stock or securities convertible into Common Stock, other than to the International Underwriters pursuant to this Agreement and the U.S. Underwriters pursuant to the U.S. Purchase Agreement (except for options to purchase shares of Common Stock granted to the Company's officers, directors or employees in the ordinary course of business, consistent with past practice, or the exercise of such options and similar options currently outstanding).

                 (k) If the Company has elected to rely upon Rule 430A, it will take such steps as it deems necessary to ascertain promptly whether the form of prospectus transmitted for filing under Rule 424(b) was received for filing by the Commission and, in the event that it was not, it will promptly file such prospectus.

                 (l) If the Company has elected to rely on Rule 434, it will comply with the requirements of Rule 434, and the Prospectuses will not be "materially different," as such term is used in Rule 434, from the prospectus included in the Registration Statement at the time it becomes effective.

                 (m) If the Company elects to rely upon Rule 462(b), the Company shall both file a Rule 462(b) Registration Statement with the Commission in compliance with Rule 462(b) and pay the applicable fees in accordance with Rule 111 of the 1933 Act Regulations by the earlier of (i) 10:00 P.M. Eastern time on the date of theInternational Price Determination Agreement and (ii) the time confirmations are sent or given, as specified by Rule 462(b).

                 (n) If applicable, the Company has complied and will comply with all the provisions of Florida H.B. 1771, codified as
         Section 517.075 of the Florida statutes, and all regulations promulgated thereunder relating to issuers doing business in Cuba.

                 Section 4. Payment of Expenses. The Company will pay and bear all costs and expenses incident to the performance of the obligations of the Company and of the Selling Stockholders under this Agreement, including (a) the preparation, printing and filing of the Registration Statement (including financial statements and exhibits), as originally filed and as amended, the preliminary prospectuses and the Prospectuses and any amendments or supplements thereto, and the cost of furnishing copies thereof to the International Underwriters, (b) the preparation, printing and distribution of this Agreement (except for the International Price Determination Agreement), the Intersyndicate Agreement among the International Underwriters and U.S. Underwriters, the Agreement Among International Underwriters and the Blue Sky Survey (which shall not be typeset), (c) the delivery of the certificates for the International Shares to the International Underwriters (except for any stock transfer taxes payable upon the sale of the International Shares to the International Underwriters, which shall be paid by the Selling Stockholders),
(d) the fees and disbursements of the Company's counsel and accountants and the Selling Stockholders' counsel, (e) the qualification of the International Shares under the applicable securities laws in accordance with Section 3(f) and any filing for review of the offering with the NASD, including filing fees and reasonable fees and disbursements of Shearman & Sterling as counsel for the International Underwriters in connection therewith, and in connection with the Blue Sky Survey and (f) the listing fees and expenses incurred in connection with listing the Shares on the New York Stock Exchange.

                 If this Agreement is terminated by you in accordance with the provisions of Section 5, 10(a)(i) or 12, the Company shall reimburse the International Underwriters for all their out-of-pocket expenses, including the reasonable fees and disbursements of Shearman & Sterling as counsel for the International Underwriters.

                 Section 5. Conditions of International Underwriters' Obligations. In addition to the execution and delivery of the International Price Determination Agreement, the obligations of the several International Underwriters to purchase and pay for the International Shares that they have respectively agreed to purchase pursuant to this Agreement (including any International Option Shares as to which the option granted in Section 2 has been exercised and the Date of Delivery determined by you is the same as the Closing Time) are subject to the accuracy of the representations and warranties of the Company and the Selling Stockholders contained herein (including those contained in the International Price Determination Agreement) or in certificates of any officer of the Company or any Subsidiary or certificates by or on behalf of the Selling Stockholders delivered pursuant to the provisions hereof, to the performance by the Company and the Selling Stockholders of their obligations hereunder, and to the following further conditions:

                 (a) The Original Registration Statement shall have become effective not later than 5:30 P.M. on the date of this Agreement or, with your consent, at a later time and date not later, however, than 5:30 P.M. on the first business day following the date hereof and if the Company has elected to rely upon Rule 462(b), the Rule 462(b) Registration Statement shall have become effective not later than the earlier of (i) 9:00 A.M. Eastern time on the day following the date of the International Price Determination Agreement, and (ii) the time confirmations are sent or given, as specified by Rule 462(b), or, with respect to the Original Registration Statement, at such later time or on such later date as you may agree to in writing with the approval of a majority in interest of the several International Underwriters; and at the Closing Time no stop order suspending the effectiveness of the Registration Statement shall have been issued under the 1933 Act and no proceedings for that purpose shall have been instituted or shall be pending or, to your knowledge or the knowledge of the Company, shall be contemplated by the Commission, and any request made to the Company on the part of the Commission for additional information with respect to the Registration Statement shall have been complied with to the satisfaction of Shearman & Sterling as counsel for the International Underwriters. If the Company has elected to rely upon Rule 430A, prospectuses containing the Rule 430A

         Information shall have been filed with the Commission in accordance with Rule 424(b) (or a post-effective amendment providing such information shall have been filed and declared effective in accordance with the requirements of Rule 430A). If the Company has elected to rely upon Rule 434, a Term Sheet, which together with the preliminary prospectus last furnished to the International Underwriters in connection with the offering of the Shares shall not be "materially different," as such term is used in Rule 434, from the prospectus included in the Original Registration Statement at the time it becomes effective, shall have been filed with the Commission in accordance with Rule 424(b).

                 (b) At the Closing Time, you shall have received a signed opinion of Wachtell, Lipton, Rosen & Katz, special counsel for the Company, dated as of the Closing Time, together with signed or reproduced copies of such opinion for each of the other International Underwriters, in form and substance reasonably satisfactory to counsel for the International Underwriters, in the form set forth in Exhibit C hereto.

                 (c) At the Closing Time, you shall have received a signed opinion of Laurene H. Horiszny, Esq., Vice President, Secretary and General Counsel for the Company, dated as of the Closing Time, together with signed or reproduced copies of such opinion for each of the other International Underwriters, in form and substance reasonably satisfactory to counsel for the International Underwriters, in the form set forth in Exhibit D hereto.

                 (d) At the Closing Time, you shall have received a signed opinion of NSK-Warner's Japanese counsel, dated as of the Closing Time, together with signed or reproduced copies of such opinion for each of the other International Underwriters, in form and substance reasonably satisfactory to counsel for the International Underwriters, in the form set forth in Exhibit E hereto.

                 (e) At the Closing Time you shall have received a signed opinion of the attorneys listed on Schedule C attached hereto for the Selling Stockholders specified opposite such attorney's name, each dated as of the Closing Time, together with signed or reproduced copies of such opinion for each of the other International Underwriters, in form and substance reasonably satisfactory to counsel for the International Underwriters, each, with respect to the Selling Stockholders that such counsel represents, in the form set forth in Exhibit F hereto.

                 (f) At the Closing Time, you shall have received the favorable opinion of Shearman & Sterling, counsel for the International Underwriters, dated as of the Closing Time, together with signed or reproduced copies of such opinion for each of the other International Underwriters, to the effect that the opinions delivered pursuant to Sections 5(b), 5(c), 5(d) and 5(e) hereof appear on their face to be appropriately responsive to the requirements of this Agreement except, specifying the same, to the extent waived by you, and with respect to the incorporation and legal existence of the Company, this Agreement, the Registration Statement, the Prospectuses and such other related matters as you may require. In giving such opinion such counsel may rely, as to all matters governed by the laws of jurisdictions other than the law of the State of New York, the federal law of the United States and the General Corporation Law of the State of Delaware, upon the opinions of counsel satisfactory to you. Such counsel may also state that, insofar as such opinion involves factual matters, they have relied, to the extent they deem proper, upon certificates of officers of the Company and the Subsidiaries and the Selling Stockholders and certificates of public officials.

                 (g) At the Closing Time, (i) the Registration Statement and the Prospectuses, as they may then be amended or supplemented, shall comply in all material respects with the requirements of the 1933 Act and the 1933 Act Regulations, the Company shall have complied in all material respects with Rule 430A (if it shall have elected to rely thereon) and Rule 434 (if it shall have elected to rely thereon) and neither the Registration Statement nor the Prospectuses, as they may then be amended or supplemented, shall contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) there shall not have been, since the respective dates as of which information is given in the Registration Statement, any material adverse change in the condition (financial or otherwise), results of operations, business affairs or business prospects of the Company and the Subsidiaries, considered as one enterprise, whether or not arising in the ordinary course of business, (iii) no action, suit or proceeding at law or in equity shall be pending or, to the knowledge of the Company, threatened against the Company or any Subsidiary that would be required to be set forth in the Prospectuses other than as set forth therein and no proceedings shall be pending or, to the knowledge of the Company, threatened against the Company or any Subsidiary before or by any federal, state or other commission, board or administrative agency wherein an unfavorable decision, ruling or finding could materially adversely affect the condition (financial or otherwise), results of operations, business affairs or business prospects of the Company and the Subsidiaries, considered as one enterprise, other than as set forth in the Prospectuses, (iv) the Company shall have complied with all agreements and satisfied all conditions set forth in this Agreement on its part to be performed or satisfied at or prior to the Closing Time and (v) the other representations and warranties of the Company set forth in Section 1(a) shall be accurate as though expressly made at and as of the Closing Time. At the Closing Time, you shall have received a certificate of the President or a Vice President, and the Treasurer or an Assistant Treasurer, of the Company, dated as of the Closing Time, to such effect.

                 (h) At the Closing Time, the representations and warranties of each Selling Stockholder set forth in Section 1(b) shall be accurate as though expressly made at and as of the Closing Time.
         At the Closing Time, you shall have received a certificate of or on behalf of each Selling Stockholder, dated as of the Closing Time, to such effect with respect to such Selling Stockholder.

                 (i) At the time that this Agreement is executed by the Company, you shall have received from Deloitte & Touche LLP a letter, dated such date, in form and substance satisfactory to you, together with signed or reproduced copies of such letter for each of the other International Underwriters, confirming that they are independent public accountants with respect to the Company within the meaning of the 1933 Act and the applicable published 1933 Act Regulations, and stating in effect that:

                           (i) in their opinion, the audited financial statements and the related financial statement schedules included or incorporated by reference in the Registration Statement and the Prospectuses comply as to form in all material respects with the applicable accounting requirements of the 1933 Act and the 1933 Act Regulations;

                           (ii) on the basis of procedures (but not an examination in accordance with generally accepted auditing standards) consisting of a reading of the unaudited interim consolidated financial statements of the Company included or incorporated by reference in the Registration Statement and the Prospectuses (collectively, the "10-Q Financials"), a reading of the latest available unaudited interim consolidated financial statements of the Company, a reading of the minutes of all meetings of the stockholders and directors of the Company and the Subsidiaries and each Committee of the Company's Board of Directors and of each Committee of the Board of Directors of any Subsidiary since January 1, 1996, inquiries of certain officials of the Company and the Subsidiaries responsible for financial and accounting matters, and such other inquiries and procedures as may be specified in such letter, nothing came to their attention that caused them to believe that:

                                  (A)      the 10-Q Financials incorporated by
                           reference in the Registration Statement and the Prospectuses do not comply as to form in all material respects with the accounting requirements of the 1934 Act and the 1934 Act Regulations applicable to unaudited financial statements included in Form 10-Q or any material modifications should be made to the 10-Q Financials included or incorporated by reference in the Registration Statement and the Prospectuses for them to be in conformity with generally accepted accounting principles;

                                  (B)      at May 31, 1996 and at a specified
                           date not more than five days prior to the date of this Agreement, there was any change in the common stock of the Company and the Subsidiaries or any decrease in the consolidated net current assets or stockholders' equity of the Company and the Subsidiaries or any increase in long-term debt of the Company and the Subsidiaries, in each case as compared with amounts shown in the latest consolidated balance sheet included in the Registration Statement, except in each case for changes, decreases or increases that the Registration Statement discloses have occurred or may occur; or

                                  (C) for the period from April 1, 1996 to May 31, 1996 and for the period from April 1, 1996 to a specified date not more than five days prior to the date of this Agreement, there was any decrease in net sales, equity in affiliate earnings and other income, earnings before interest and finance charges and income taxes or net earnings, in each case as compared with the comparable period in the preceding year;

                           (iii)  based upon the procedures set forth in clause
                 (ii) above and a reading of the Selected Historical Financial Data included in the Registration Statement and a reading of the financial statements from which certain of such data were derived, nothing has come to their attention that gives them reason to believe that the Selected Historical Financial Data included in the Registration Statement do not comply as to form in all material respects with the applicable accounting requirements of the 1933 Act and the 1933 Act Regulations, that the information set forth therein is not fairly stated in relation to the financial statements from which it was derived or that the financial statements not included in the Registration Statement from which certain of such data were derived are not in conformity with generally accepted accounting principles applied on a basis substantially consistent with that of the audited financial statements included in the Registration Statement; and

                           (iv) they are unable to and do not express any opinion on the Pro Forma Financial Data (the "Pro Forma Statement") included in the Registration Statement or on the pro forma adjustments applied to the historical amounts included in the Pro Forma Statement; however, for purposes of such letter they have:

                                  (A)      read the Pro Forma Statement;

                                  (B)      made inquiries of certain officials
                           of the Company and of the Coltec Subsidiaries who have responsibility for financial and accounting matters about the basis for their determination of the pro forma adjustments and whether the Pro Forma Statement complies as to form in all material respects with the applicable accounting requirements of Rule 11-02 of Regulation S-X; and

                                  (C)      proved the arithmetic accuracy of
                           the application of the pro forma adjustments to the historical amounts in the Pro Forma Statement; and

                 on the basis of such procedures, and such other inquiries and procedures as may be specified in such letter, nothing came to their attention that caused them to believe that the Pro Forma Statement included in the Registration Statement does not comply as to form in all material respects with the applicable requirements of Rule 11-02 of Regulation S-X or that the pro forma adjustments have not been properly applied to the historical amounts in the compilation of those statements;

                           (v) in addition to the procedures referred to in clause (ii) above, they have performed other specified procedures, not constituting an audit, with respect to certain amounts, percentages, numerical data and financial information appearing in the Registration Statement, which have previously been specified by you and which shall be specified in such letter, and have compared certain of such items with, and have found such items to be in agreement with, the accounting and financial records of the Company.

                 (j) At the time that this Agreement is executed by the Company, you shall have received from KPMG Peat Marwick a letter, dated such date, in form and substance satisfactory to you, together with signed or reproduced copies of such letter for each of the other International Underwriters, confirming that they are independent public accountants with respect to the NSK-Warner within the meaning of the 1933 Act and applicable published 1933 Act Regulations, and stating in effect that:

                           (i) in their opinion, the audited financial statements and the related financial statement schedules for NSK-Warner included or incorporated by reference in the Registration Statement and the Prospectuses comply as to form in all material respects with the applicable accounting requirements of the 1933 Act and the 1933 Act Regulations;

                           (ii) they have read the latest available unaudited interim consolidated financial statements of NSK-Warner, the minutes of all meetings of the stockholders and directors of NSK-Warner and each Committee of the Board of Directors since April 1, 1996, inquired of certain officials of NSK-Warner responsible for financial and accounting matters, and made such other inquiries and performed such other procedures as may be specified in such letter, and officials of NSK-Warner stated that:

                                  (A)      at June 30, 1996 and at a specified
                           date not more than five days prior to the date of this Agreement, there was no change in the common stock of NSK-Warner or decrease in the net current assets or stockholders' equity of NSK-Warner or increase in the notes payable or long-term debt of NSK-Warner, in each case as compared with amounts shown in the latest balance sheet included or incorporated by reference in the Registration Statement; or

                                  (B) for the period from April 1, 1996 to June 30, 1996 and for the period from June 30, 1996 to a specified date not more than five days prior to the date of this Agreement, there was no decrease in sales, earnings before income taxes or net earnings, in each case as compared with the corresponding period in the preceding year.

                 (k) At the time that this Agreement is executed, you shall have received from Arthur Andersen LLP a letter, dated such date, in form and substance satisfactory to you, together with signed or reproduced copies of such letter for each of the other U.S. Underwriters, confirming that they are independent public accountants with respect to the Coltec Subsidiaries and the Company within the meaning of the 1933 Act and applicable published 1933 Act Regulations, and stating in effect that:

                           (i) in their opinion, the audited financial statements and the related financial statement schedules for the Coltec Subsidiaries included or incorporated by reference in the Registration Statement and the Prospectuses comply as to form in all material respects with the applicable accounting requirements of the 1933 Act, the 1934 Act, the 1933 Act Regulations and the 1934 Act Regulations;

                           [(ii)  they have read the latest available unaudited
                 interim consolidated financial statements of the Coltec Subsidiaries, the minutes of all meetings of the stockholders and directors of the Coltec Subsidiaries and each Committee of the Board of Directors since April 1, 1996, inquired of certain officials of the Coltec Subsidiaries responsible for financial and accounting matters, and made such other inquiries and performed such other procedures as may be specified in such letter, and officials of the Coltec Subsidiaries stated that]:

                                  (A)      at June 17, 1996, there was no
                           change in the capital stock of the Coltec
                           Subsidiaries or any decrease in the consolidated net current assets or stockholders' equity of the Coltec Subsidiaries or any increase in long-term debt of the Coltec Subsidiaries, in each case as compared with amounts shown in the latest consolidated balance sheet included or incorporated by reference in the Registration Statement, except in each case for changes, decreases or increases that the Registration Statement discloses have occurred or may occur; or

                                  (B) for the period from April 1, 1996 to May 31, 1996, there was no decrease in net sales, earnings before income taxes or net earnings, in each case as compared with the comparable period in the preceding year, except in each case for any decreases that the Registration Statement discloses have occurred or may occur; and

                           (iii)  based upon the procedures set forth in clause
                 (ii) above, nothing has come to their attention that gives them reason to believe that the information set forth in the latest available unaudited interim consolidated financial statements of the Coltec Subsidiaries is not fairly stated in relation to the financial statements from which it was derived or that the financial statements not included in the Registration Statement from which certain of such data were derived are not in conformity with generally accepted accounting principles applied on a basis substantially consistent with that of the audited financial statements included in the Registration Statement.

                 (l) At the Closing Time, you shall have received from each of Deloitte & Touche LLP, KPMG Peat Marwick and Arthur Andersen LLP a letter, in form and substance satisfactory to you and dated as of the Closing Time, to the effect that they reaffirm the statements made in the letters furnished pursuant to Sections 5(i), 5(j) and 5(k), respectively, except that the specified date referred to shall be a date not more than five days prior to the Closing Time.

                 (m) At the Closing Time, counsel for the International Underwriters shall have been furnished with all such documents, certificates and opinions as they may reasonably request for the purpose of enabling them to pass upon the sale of the Shares as contemplated in this Agreement and the matters referred to in Section 5(f) and in order to evidence the accuracy and completeness of any of the representations, warranties or statements of the Company and the Selling Stockholders, the performance of any of the covenants of the Company, or the fulfillment of any of the conditions herein contained; and all proceedings taken by the Company and the Selling Stockholders at or prior to the Closing Time in connection with the sale of the

         Shares as contemplated in this Agreement shall be reasonably satisfactory in form and substance to you and to counsel for the International Underwriters.

                 (n) The "lock-up" letters which are substantially in the form of Exhibit G attached hereto from (a) each executive officer or director of the Company and (b) each stockholder of the Company who
         (i) owns at least 1% of the outstanding shares of Common Stock and
         (ii) who is a party to the Registration Rights Agreement have been delivered to you on or before the date hereof.

                 If any of the conditions specified in this Section 5 shall not have been fulfilled when and as required by this Agreement, this Agreement may be terminated by you on notice to the Company and the Selling Stockholders at any time at or prior to the Closing Time, and such termination shall be without liability of any party to any other party, except as provided in Section 4 hereof. Notwithstanding any such termination, the provisions of Sections 7, 8 and 9 herein shall remain in effect.

                 Section 6. Conditions to Purchase of International Option Shares. In the event that the International Underwriters exercise their option granted in Section 2 hereof to purchase all or any of the International Option Shares and the Date of Delivery determined by you pursuant to Section 2 hereof is later than the Closing Time, the obligations of the several International Underwriters to purchase and pay for the U.S. Option Shares that they shall have respectively agreed to purchase pursuant to this Agreement are subject to the accuracy of the representations and warranties of the Company and the Selling Stockholders herein contained, to the performance by the Company and the Selling Stockholders of their obligations hereunder and to the following further conditions:

                 (a) The Registration Statement shall remain effective at the Date of Delivery, and, at the Date of Delivery, no stop order suspending the effectiveness of the Registration Statement shall have been issued under the 1933 Act and no proceedings for that purpose shall have been instituted or shall be pending or, to your knowledge or the knowledge of the Company, shall have been threatened by the Commission, and any request on the part of the Commission for additional information shall have been complied with to the reasonable satisfaction of counsel for the International Underwriters.

                 (b) At the Date of Delivery, the provisions of Sections 5(g)(i) through 5(g)(v) shall have been complied with at and as of the Date of Delivery and, at the Date of Delivery, you shall have received a certificate of the President or a Vice President, and the Treasurer or an Assistant Treasurer, of the Company, dated as of the Date of Delivery, to such effect.

                 (c) At the Date of Delivery, you shall have received the favorable opinions of Wachtell, Lipton, Rosen & Katz, special counsel for the Company, Laurene H. Horiszny, General Counsel of the Company, NSK-Warner's Japanese counsel and counsel for the Selling Stockholders, together with signed or reproduced copies of such opinions for each of the other International Underwriters, in each case in form and substance reasonably satisfactory to counsel for the International Underwriters, dated as of the Date of Delivery, relating to the International Option Shares and otherwise to the same effect as the opinions required by Section 5(b), 5(c), 5(d) and 5(e), respectively.

                 (d) At the Date of Delivery, you shall have received the favorable opinion of Shearman & Sterling, counsel for the International Underwriters, dated as of the Date of Delivery, relating to the International Option Shares and otherwise to the same effect as the opinion required by Section 5(f).

                 (e) At the Date of Delivery, you shall have received a letter from each of Deloitte & Touche LLP, KPMG Peat Marwick and Arthur Andersen LLP, in form and substance satisfactory to you and dated as of the Date of Delivery, to the effect that they reaffirm the statements made in the letters furnished pursuant to Section 5(i), 5(j) and 5(k), respectively, except that the specified date referred to shall be a date not more than five days prior to the Date of Delivery.

                 (f) At the Date of Delivery, you shall have received from each of the Selling Stockholders (or on their behalf) certificates substantially in the form of the certificates furnished to you pursuant to Section 5(h), except that such certificates shall be as of the Date of Delivery.

                 (g) At the Date of Delivery, the representations and warranties of each Selling Stockholder set forth in Section 1(b) hereof shall be accurate as though expressly made at and as of the Date of Delivery.

                 (h) At the Date of Delivery, counsel for the International Underwriters shall have been furnished with all such documents, certificates and opinions as they may reasonably request for the purpose of enabling them to pass upon the sale of the International Option Shares as contemplated in this Agreement and the matters referred to in Section 6(d) and in order to evidence the accuracy and completeness of any of the representations, warranties or statements of the Company or the Selling Stockholders, the performance of any of the covenants of the Company, or the fulfillment of any of the conditions herein contained; and all proceedings taken by the Company and the Selling Stockholders at or prior to the Date of Delivery in connection with the sale of the International Option Shares as contemplated in this

         Agreement shall be reasonably satisfactory in form and substance to you and to counsel for the International Underwriters.

                 Section 7. Indemnification. (a) The Company agrees to indemnify and hold harmless each International Underwriter and each person, if any, who controls any International Underwriter within the meaning of Section 15 of the 1933 Act to the extent and in the manner set forth in clauses (i),
(ii) and (iii) below. In addition, each Selling Stockholder, severally and not jointly (but only with respect to untrue statements or omissions, or alleged untrue statements or omissions, made in the Registration Statement (or any amendment thereto) in reliance upon and in conformity with written information furnished by such Selling Stockholder, expressly for use in the Registration Statement (or any amendment thereto) or any preliminary prospectus or the Prospectuses (or any amendment or supplement thereto), a copy of which written information shall have been previously delivered to you), agrees to indemnify and hold harmless each International Underwriter and each person, if any, who controls any International Underwriter within the meaning of Section 15 of the 1933 Act as follows:

                 (i) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, arising out of an untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or any amendment thereto), including the Rule 430A Information and the Rule 434 Information, if applicable, and all documents incorporated therein by reference, or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading or arising out of an untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus or the Prospectuses (or any amendment or supplement thereto) or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if Rule 434 is used, if the Prospectus is "materially different", as such term is used in Rule 434, from the prospectus included in the Original Registration Statement at the time it becomes effective;

                 (ii) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, if such settlement is effected with the written consent of the Company and the Selling Stockholders; and

                 (iii) against any and all expense whatsoever, as incurred (including, subject to Section 7(c) hereof, fees and disbursements of counsel chosen by you), reasonably incurred in investigating, preparing or defending against any litigation, or investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under subparagraph (i) or (ii) above;

provided, however, that this indemnity agreement does not apply to any loss, liability, claim, damage or expense to the extent arising out of an untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with written information furnished to the Company by any International Underwriter through you expressly for use in the Registration Statement (or any amendment thereto) including the Rule 430A Information and the Rule 434 Information, if applicable, or any preliminary prospectus or the Prospectuses (or any amendment or supplement thereto); provided further that the liability of a Selling Stockholder pursuant to this Section 7 is limited to the amount of the net proceeds of the offering of the International Shares (after deducting the underwriting discount, but before deducting expenses) received by such Selling Stockholder.

                 Insofar as this indemnity agreement may permit indemnification for liabilities under the 1933 Act of any person who is a partner of a International Underwriter or who controls a International Underwriter within the meaning of Section 15 of the 1933 Act and who, at the date of this Agreement, is a director, officer or controlling person of the Company, such indemnity agreement is subject to the undertaking of the Company in the Registration Statement under Item 17 thereof.

                 (b) Each International Underwriter severally agrees to indemnify and hold harmless the Company, its directors, each of its officers who signed the Registration Statement, and each person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act and each Selling Stockholder and each person, if any, who controls any Selling Stockholder within the meaning of Section 15 of the 1933 Act, against any and all loss, liability, claim, damage and expense described in the indemnity contained in
Section 7(a), as incurred, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions, made in the Registration Statement (or any amendment thereto) including the Rule 430A Information and the Rule 434 Information, if applicable, or any preliminary prospectus or the Prospectuses (or any amendment or supplement thereto) in reliance upon and in conformity with written information furnished to the Company by such International Underwriter through you expressly for use in the Registration Statement (or any amendment thereto), including the Rule 430A Information and the Rule 434 Information, if applicable, or such preliminary prospectus or the Prospectuses (or any amendment or supplement thereto).

                 (c) The Company agrees to indemnify and hold harmless, to the extent permitted by law, each Selling Stockholder, its directors and officers or general and limited partners (and the directors and officers thereof), and each other person, if any, who controls such Selling Stockholder within the meaning of the 1933 Act, against any and all losses, claims, damages or liabilities, joint or several, and expenses (including any amounts paid in any settlement effected with the Company's consent) to which such Selling Stockholder, any such director or officer or general or limited partner or controlling person may become subject under the 1933 Act, common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or any amendment thereto), including the Rule 430A Information and the Rule 434 Information, if applicable, and all documents incorporated therein by reference, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus, together with the documents incorporated by reference therein (as amended or supplemented if the Company shall have filed with Commission any amendment thereof or supplemented thereto), if used prior to the effective date of the Registration Statement, or contained in the Prospectus (as amended or supplemented if the Company shall have filed with the Commission any amendment thereof or supplemented if the Company shall have filed with the Commission any amendment thereof or supplement thereto), or the omission or alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading or (iii) any violation by the Company of any federal, state or common law rule or regulation applicable to the Company and relating to action required of or inaction by the Company in connection with the offering, and the Company will reimburse each such Selling Stockholder and each such director, officer, general or limited partner, and controlling person for any legal or any other expenses reasonably incurred by any of them in connection with investigating or defending any such loss, claim, liability, action or proceeding; provided, that the Company shall not be liable to such Selling Stockholder or any such director, officer, general or limited partner or controlling person in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission made in such Registration Statement (or any amendment or supplement thereto), including the Rule 430A Information and the Rule 434 Information, if applicable, or in any such preliminary prospectus or the Prospectuses (or any amendment or supplement thereto) in reliance upon and in conformity with written information furnished to the Company by or on behalf of such Selling Stockholder or any such director, officer, general or limited partner or controlling person, specifically stating that it is for use in the preparation thereof.

                 (d) Each Selling Stockholder agrees to indemnify and hold harmless (in the same manner and to the same extent as set forth in Section 7(c)) the Company and its directors and officers and each person controlling the Company within the meaning of the

1933 Act and all other Selling Stockholders and their directors, officers, general and limited partners and respective controlling persons with respect to any statement or alleged statement in or omission or alleged omission from the Registration Statement (or any amendment or supplement thereto), including the Rule 430A Information and the Rule 434 Information, if applicable, any preliminary prospectus or the Prospectuses (or any amendment or supplement thereto), if such statement or alleged statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company or its representatives by or on behalf of the undersigned specifically stating that it is for use in the preparation of the Registration Statement (or any amendment or supplement thereto), including the Rule 430A Information and the Rule 434 Information, if applicable, preliminary prospectus or the Prospectuses (or any amendment or supplement thereto), or a document incorporated by reference into any of the foregoing; provided, however, that the liability of each Selling Stockholder pursuant to this
Section 7(d) is limited to the proceeds received by such Selling Stockholder from the sale of the Shares pursuant to this Agreement. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Company or any of the other Selling Stockholders or any of its respective directors, officers, general or limited partners or controlling persons and shall survive the transfer of the Shares by each Selling Stockholder.

                 (e) Each indemnified party shall give prompt notice to each indemnifying party of any action commenced against it in respect of which indemnity may be sought hereunder, but failure to so notify an indemnifying party shall not relieve it from any liability which it may have otherwise than on account of this indemnity agreement. An indemnifying party may participate at its own expense in the defense of such action. In no event shall the indemnifying party or parties be liable for the fees and expenses of more than one counsel for all indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances. If it so elects within a reasonable time after receipt of such notice, an indemnifying party, jointly with any other indemnifying parties receiving such notice, may assume the defense of such action with counsel chosen by it and approved by the indemnified parties defendant in such action, unless such indemnified parties reasonably object to such assumption on the ground that there may be legal defenses available to them which are different from or are in addition to those available to such indemnifying party. If an indemnifying party assumes the defense of such action, the indemnifying parties shall not be liable for any fees and expenses of counsel for the indemnified parties incurred thereafter in connection with such action.

                 Section 8. Contribution. In order to provide for just and equitable contribution in circumstances under which the indemnity provided for in Section 7 is for any reason held to be unenforceable by the indemnified parties although applicable in accordance with its terms, the Company, the Selling Stockholders and the International Underwriters shall contribute to the aggregate losses, liabilities, claims, damages and expenses of the nature contemplated by such indemnity agreement incurred by the Company, the Selling Stockholders and one or more of the International Underwriters, as incurred, in such proportions that (a) the International Underwriters are responsible for that portion represented by the percentage that the underwriting discount appearing on the cover page of the Prospectuses or, if Rule 434 is used, the corresponding location on the Term Sheet, bears to the offering price appearing thereon and (b) the Company and the Selling Stockholders are severally responsible for the balance on the same basis as each of them would have been obligated to provide indemnification pursuant to
Section 7; provided, however, that no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section, each person, if any, who controls a International Underwriter within the meaning of Section 15 of the 1933 Act shall have the same rights to contribution as such International Underwriter, and each director of the Company, each officer of the Company who signed the Registration Statement, and each person, if any, who controls the Company or a Selling Stockholder within the meaning of Section 15 of the 1933 Act shall have the same rights to contribution as the Company or a Selling Stockholder, as the case may be.

                 Section 9. Representations, Warranties and Agreements to Survive Delivery. The representations, warranties, indemnities, agreements and other statements of the Company or its officers or the Selling Stockholders set forth in or made pursuant to this Agreement will remain operative and in full force and effect regardless of any investigation made by or on behalf of the Selling Stockholders, the Company, any International Underwriter or any person who controls a Selling Stockholder or any International Underwriter within the meaning of Section 15 of the 1933 Act, and will survive delivery of and payment for the International Shares.

                 Section 10. Termination of Agreement. (a) You may terminate this Agreement, by notice to the Company and the Selling Stockholders, at any time at or prior to the Closing Time (i) if there has been, since the respective dates as of which information is given in the Registration Statement, any material adverse change in the condition (financial or otherwise), results of operations, business affairs or business prospects of the Company and the Subsidiaries, considered as one enterprise, whether or not arising in the ordinary course of business, or (ii) if there has occurred any material adverse change in the financial markets in the United States, or any outbreak of hostilities or escalation thereof or other calamity or crisis the effect of which on the financial markets of the United States is such as to make it, in your judgment, impracticable to market the Shares or enforce contracts for the sale of the Shares or (iii) if trading in any securities of the Company has been suspended by the Commission, or if trading generally on the New York Stock Exchange or in the over-the-counter market has been suspended, or minimum or maximum prices for trading have been fixed, or maximum ranges for prices for securities have been required, by such exchange or by order of the Commission, the New York Stock Exchange or any other governmental authority or (iv) if a banking moratorium has been declared by either federal, New York or Illinois authorities.

                 (b) If this Agreement is terminated pursuant to this Section, such termination shall be without liability of any party to any other party, except to the extent provided in Section 4. Notwithstanding any such termination, the provisions of Sections 7 and 8 shall remain in effect.

                 (c) This Agreement may also terminate pursuant to the provisions of Section 2(c), with the effect stated in such Section.

                 Section 11. Default by One or More of the International Underwriters. If one or more of the International Underwriters shall fail at the Closing Time to purchase the Initial International Shares that it or they are obligated to purchase pursuant to this Agreement (the "Defaulted International Shares"), you shall have the right, within 24 hours thereafter, to make arrangements for one or more of the non-defaulting International Underwriters, or any other International Underwriters, to purchase all, but not less than all, of the Defaulted International Shares in such amounts as may be agreed upon and upon the terms set forth in this Agreement; if, however, you have not completed such arrangements within such 24-hour period, then:

                 (a) if the number of Defaulted International Shares does not exceed 10% of the total number of Initial International Shares, the non-defaulting International Underwriters shall be obligated to purchase the full amount thereof in the proportions that their respective Initial International Share underwriting obligation proportions bear to the underwriting obligations of all non-defaulting International Underwriters; or

                 (b) if the number of Defaulted International Shares exceeds 10% of the total number of Initial International Shares, this Agreement shall terminate without liability on the part of any non-defaulting International Underwriter.

                 No action taken pursuant to this Section shall relieve any defaulting International Underwriter from liability in respect of its default.

                 In the event of any such default that does not result in a termination of this Agreement, either you or the Company shall have the right to postpone the Closing Time for a period not exceeding seven days in order to effect any required changes in the Registration Statement or Prospectuses or in any other documents or arrangements. As used herein, the term "International Underwriter" includes any person substituted for a International Underwriter under this Section 11.

                 Section 12. Default by a Selling Stockholder. If any Selling Stockholder shall fail at the Closing Time to sell and deliver the number of Initial International Shares that such Selling Stockholder is obligated to sell, then the International Underwriters may, at your option, by notice from you to the Company and the Selling Stockholders, either (a) terminate this Agreement without any liability on the part of any non-defaulting party, except to the extent provided in Section 4 and except that the provisions of Sections 7 and 8 shall remain in effect or (b) elect to purchase the Initial International Shares that the remaining Selling Stockholders have agreed to sell pursuant to this Agreement.

                 In the event of any such default under this Section that does not result in a termination of this Agreement, either you or the Company shall have the right to postpone the Closing Time for a period not exceeding seven days in order to effect any required changes in the Registration Statement or Prospectuses or in any other documents or arrangements.

                 No action taken pursuant to this Section 12 shall relieve any Selling Stockholder so defaulting from liability, if any, in respect of such default.

                 Section 13. Notices. All notices and other communications under this Agreement shall be in writing and shall be deemed to have been duly given if delivered, mailed or transmitted by any standard form of telecommunication. Notices to you or the International Underwriters shall be directed to you, c/o Merrill Lynch International, Ropemaker Place, 25 Ropemaker Street, London EC2 Y9LY, attention of _______________; notices to the Company shall be directed to it at 200 South Michigan Avenue, Chicago, Illinois 60604,
Attention: General Counsel and notices to the Selling Stockholders shall be directed to James V. Caruso, Merrill Lynch & Co., Inc., South Tower, World Financial Center, New York, New York 10080-6123.

                 Section 14. Parties. This Agreement is made solely for the benefit of the several International Underwriters, the Company and the Selling Stockholders and, to the extent expressed, any person controlling the Company, any Selling Stockholder or any of the International Underwriters, and the directors of the Company, its officers who have signed the Registration Statement, and their respective executors, administrators, successors and assigns and, subject to the provisions of Section 11, no other person shall acquire or have any right under or by virtue of this Agreement. The term "successors and assigns" shall not include any purchaser, as such purchaser, from any of the several International Underwriters of the International Shares. All of the obligations of the International Underwriters hereunder are several and not joint.

                 Section 15.  Representation of International Underwriters.
You will act for the several International Underwriters in connection with this financing, and any action under or in respect of this Agreement taken by you as International Representatives will be binding upon all International Underwriters.

                 Section 16. Governing Law and Time. This Agreement shall be governed by the laws of the State of New York. Specified times of the day refer to New York City time.

                 Section 17. Counterparts. This Agreement may be executed in one or more counterparts, and when a counterpart has been executed by each party, all such counterparts taken together shall constitute one and the same agreement.

                 If the foregoing is in accordance with your understanding of our agreement, please sign and return to us a counterpart hereof, whereupon this instrument will become a binding agreement between the Company, the Selling Stockholders and the several International Underwriters in accordance with its terms.

                                        Very truly yours,


                                        BORG-WARNER AUTOMOTIVE, INC.


                                        By:
                                             --------------------------------
                                             Name:
                                             Title:


                                        SELLING STOCKHOLDERS NAMED IN
                                             SCHEDULE A


                                        By:
                                             --------------------------------
                                             Name:
                                             Title:


Confirmed and accepted as of
  the date first above written:

MERRILL LYNCH INTERNATIONAL
LEHMAN BROTHERS INTERNATIONAL (EUROPE)
MORGAN STANLEY & CO. INTERNATIONAL LIMITED

  By:    Merrill Lynch International


  By:
          ------------------------------------------
         Name:
         Title:


For themselves and as International Representatives of the other International Underwriters named in Schedule B.

                                   SCHEDULE A

                                                                            NUMBER OF                     NUMBER OF
                                                                      INITIAL INTERNATIONAL         INTERNATIONAL OPTION
SELLING STOCKHOLDER                                                     SHARES TO BE SOLD             SHARES TO BE SOLD
- -------------------                                                     ------------------            -----------------
Merrill Lynch KECALP L.P. 1986
Merrill Lynch KECALP L.P. 1987
Merchant Banking L.P. No. I
ML Venture Partners II, L.P.
Merrill Lynch Capital Appreciation
   Partnership No. VIII, L.P.
ML Offshore LBO Partnership No. VIII
ML Employees LBO Partnership No. I, L.P.
ML IBK Positions, Inc.
                                                                             ________                         _______


Total                                                                     [               ]                 [             ]
                                                                          =================                  =============

                                   SCHEDULE B



                                                                                                          NUMBER OF
                                                                                                 INITIAL INTERNATIONAL SHARES
                        INTERNATIONAL UNDERWRITER                                                   TO BE PURCHASED
                        -------------------------                                                 ------------------------
Merrill Lynch International . . . . . . . . . . . . . . . . . . . . . . . . . . . .
Lehman Brothers International (Europe). . . . . . . . . . . . . . . . . . . . . . .
Morgan Stanley & Co. International Limited  . . . . . . . . . . . . . . . . . . . .






                                                                                                        -----------

Total                                                                                               [             ]
                                                                                                     =============

                                   SCHEDULE C

ATTORNEY                               SELLING STOCKHOLDER
- --------                               -------------------
Marcia L. Tu, Esq.                     -     ML IBK Positions, Inc.
                                       -     Merrill Lynch Capital Appreciation Partnership
                                               No. VIII, L.P.
                                       -     ML Employees LBO Partnership No. I, L.P.
                                       -     ML Venture Partners II, L.P.


Margaret E. Nelson, Esq.               -     Merrill Lynch KECALP L.P. 1986
                                       -     Merrill Lynch KECALP L.P. 1987
                                       -     Merchant Banking L.P. No. I


Carl Ruggiero, Esq.                    -     ML Offshore LBO Partnership No. VIII

                                                                       Exhibit A




                          BORG-WARNER AUTOMOTIVE, INC.
                            (a Delaware corporation)

                         900,000 Shares of Common Stock



                  INTERNATIONAL PRICE DETERMINATION AGREEMENT


                                 July __, 1996



MERRILL LYNCH INTERNATIONAL
LEHMAN BROTHERS INTERNATIONAL (EUROPE)
MORGAN STANLEY & CO. INTERNATIONAL LIMITED
    As Representatives of the several International Underwriters
c/o Merrill Lynch International
Ropemaker Place
25 Ropemaker Street
London EC2 Y9LY


Ladies and Gentlemen:

                 Reference is made to the International Purchase Agreement dated July __, 1996 (the "International Purchase Agreement") among Borg-Warner Automotive, Inc. (the "Company"), the Selling Stockholders named in Schedule A thereto (the "Selling Stockholders") and the several International Underwriters named in Schedule B thereto or hereto (the "International Underwriters"), for whom Merrill Lynch International Limited, Lehman Brothers International (Europe) and Morgan Stanley & Co. International Limited are acting as representatives (the "International Representatives"). The International Purchase Agreement provides for the purchase by the International Underwriters from the Selling Stockholders, subject to the terms and conditions set forth therein, of an aggregate of 900,000 shares (the "Initial International Shares") of the Company's common stock, par value $.01 per share. This Agreement is the International Price Determination Agreement referred to in the International Purchase Agreement. Terms not defined herein are used herein as defined in the International Purchase Agreement.

                 Pursuant to Section 2 of the International Purchase Agreement, the Company and the Selling Stockholders agree with the International Representatives as follows:

                 1. The price to the public per share for the Initial International Shares shall be $[____].

                 2. The purchase price per share for the Initial International Shares to be paid by the several International Underwriters shall be $[_____], representing an amount equal to the public offering price set forth above, less $[____] per share.

                 The Company represents and warrants to each of the International Underwriters that the representations and warranties of the Company set forth in Section 1(a) of the International Purchase Agreement are accurate as though expressly made at and as of the date hereof.

                 Additionally, if the Company elects to rely on Rule 462(b), the Company convenants to each of the International Underwriters that:

         (a) the Company will file a Rule 462(b) Registration Statement in compliance with, and that is effective upon filing pursuant to, Rule 462(b) prior to the time confirmations are sent or given, as specified in Rule 462(b) of the 1933 Act; and

         (b) the Company will give irrevocable instructions for transmission of the applicable filing fee in connection with the filing of the Rule 462(b) Registration Statement, in compliance with Rule 111 of the 1933 Act Regulations or the Commission will have received payment of such filing fee upon filing of the Rule 462(b) Registration Statement.

                 Each Selling Stockholder represents and warrants to each of the International Underwriters that the representations and warranties of such Selling Stockholder set forth in Section 1(b) of the International Purchase Agreement are accurate as though expressly made at and as of the date hereof.

                 As contemplated by Section 2 of the International Purchase Agreement, attached as Schedule A is a completed list of the Selling Stockholders and attached as Schedule B is a complete list of the several International Underwriters, which shall be a part of this Agreement and the International Purchase Agreement.

                 This Agreement shall be governed by the laws of the State of New York.

                 If the foregoing is in accordance with the understanding of the International Representatives of the agreement between the International Underwriters, the Company and the Selling Stockholders, please sign and return to the Company a counterpart hereof, whereupon this instrument, along with all counterparts and together with the International

Purchase Agreement, shall be a binding agreement between the International Underwriters, the Company and the Selling Stockholders in accordance with its terms and the terms of the International Purchase Agreement.

                                   Very truly yours,


                                   BORG-WARNER AUTOMOTIVE, INC.


                                   By:
                                        ----------------------------------
                                        Name:
                                        Title:


                                   SELLING STOCKHOLDERS NAMED IN
                                        SCHEDULE A


                                   By:
                                        ----------------------------------
                                        Name:
                                        Title:


Confirmed and accepted as of
  the date first above written:

MERRILL LYNCH INTERNATIONAL
LEHMAN BROTHERS INTERNATIONAL (EUROPE)
MORGAN STANLEY & CO. INTERNATIONAL LIMITED

   By:    Merrill Lynch International


   By:
           ----------------------------------------------------------------
          Name:
          Title:


For themselves and as International Representatives of the other International Underwriters named in Schedule B.

                                                                       Exhibit B


                                  SUBSIDIARIES

                                                                                                Percent of
                                                                                                Capital Stock
                                                                                                Beneficially Owned by
                                                                                                Borg-Warner Automotive,
Name of Subsidiary                                                                              Inc. or the Subsidiaries
- ------------------                                                                              ------------------------------
Borg-Warner Automotive Powertrain Systems Corporation                                                        100
    Borg-Warner Automotive South Asia Corporation                                                            100
          Divgi-Warner Pvt., Ltd.                                                                             60
          Huazhong Warner Transmission Company                                                                60
          Borg-Warner Automotive Powertrain
            Service Center Corporation                                                                       100
    Borg-Warner Automotive Powdered Metals Corporation                                                       100
    Borg-Warner Automotive Diversified Transmission
      Products Corporation                                                                                   100

Borg-Warner Automotive Air/Fluid Systems Corporation                                                         100
    Borg-Warner Automotive Air/Fluid Systems
      Corporation of Michigan                                                                                100
    Borg-Warner Automotive Control Systems Holding Corporation                                               100
          Borg-Warner Automotive Control Systems Europe S.A.S.                                                90
                          Societe de l'Usine de la Marque                                                    100

BW Syntelligence Corporation                                                                                 100

Borg-Warner Automotive Morse TEC Corporation                                                                 100
         Borg-Warner Automotive (Canada) Ltd.                                                                100
         Borg-Warner Automotive Japan Corporation                                                            100
                 Borg-Warner Automotive K.K.                                                                 100
                 Borg-Warner Automotive Taiwan Co., Ltd.                                                     100
         B.W. Componentes Mexicanos de Transmissiones S.A. de C.V.                                            86
         Morse TEC Europe, Sp.A                                                                              100

Borg-Warner Automotive Foreign Sales Corporation                                                             100

Borg-Warner Automotive Automatic Transmission Systems Corporation                                            100
         Borg-Warner Automotive Europe Corporation                                                           100
                 Borg-Warner Automotive GmbH                                                                 100
         Borg & Beck Torque Systems, Inc.                                                                    100
         Borg-Warner Automotive-NW Corporation                                                               100
                 Borg-Warner Automotive Korea, Inc.                                                           60

Creon Insurance Agency, Ltd.                                                                                 100
         Creon Trustees, Ltd.                                                                                100

                                                                       Exhibit C


                 Pursuant to Section 5(b) of the International Purchase Agreement, Wachtell, Lipton, Rosen & Katz, special counsel for the Company, shall furnish to the International Underwriters an opinion to the effect that:

                 (i) The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware with corporate power and authority under such laws to own, lease and operate its properties and conduct its business as described in the Prospectuses.

                 (ii) The Shares have been duly authorized and validly issued and are fully paid and non-assessable, and no holder thereof is or will be subject to personal liability by reason of being such a holder; such Shares are not subject to the preemptive rights of any stockholder of the Company.

                 (iii) The Shares conform in all material respects as to legal matters to the description thereof contained in the Prospectuses.

                 (iv) This Agreement and the U.S. Purchase Agreement have been duly authorized, executed and delivered by the Company.

                 (v) The execution and delivery of this Agreement and the U.S. Purchase Agreement, the consummation by the Company of the transactions contemplated in this Agreement, the U.S. Purchase Agreement and in the Registration Statement and compliance by the Company with the terms of this Agreement and the U.S. Purchase Agreement have been duly authorized by all necessary corporate action on the part of the Company and do not violate and will not result in any violation of the certificate of incorporation or by-laws of the Company.

                 (vi) The Registration Statement is effective under the 1933 Act; any required filing of the Prospectuses or any supplement thereto pursuant to Rule 424(b) has been made in the manner and within the time period required by Rule 424(b); and, to the best of the knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or are pending or are contemplated under the 1933 Act.

                 (vii) The Registration Statement (including the Rule 430A Information and the Rule 434 Information, if applicable) and the Prospectuses, excluding the documents incorporated by reference therein, and each amendment or supplement thereto (except for the financial statements and other financial or statistical data included therein or omitted therefrom, as to which such counsel need express no opinion), as of their respective effective or issue dates, complied as to form in all material respects to the requirements of the 1933 Act and the 1933 Act Regulations.

                 (viii) The documents incorporated by reference in the Prospectus (except for the financial statements and other financial or statistical data included therein or omitted therefrom, as to which such counsel need express no opinion, and except to the extent that any statement therein is modified or superseded in the Prospectuses), as of the dates they were filed with the Commission, complied as to form in all material respects to the requirements of the 1934 Act and the 1934 Act Regulations.

                 (ix) Assuming that each of the International Underwriters and U.S. Underwriters acquires the certificates representing the International Shares and the U.S. Shares, respectively, in good faith and without notice of any adverse claims, as defined in Section 8-302 of the Uniform Commercial Code as in effect in the State of New York (the "UCC"), upon delivery of the certificates to the person designated by the International Underwriters and the U.S. Underwriters, respectively, in the State of New York, either registered in the name of the International Underwriters or the U.S. Underwriters, as the case may be, endorsed to the International Underwriters or the U.S. Underwriters, as the case may be, or endorsed in blank, the International Underwriters or the U.S. Underwriters, as the case may be, will acquire all of the Selling Stockholders' rights in the certificates, free of any adverse claims (within the meaning of Section 8-302 of the UCC).

                 (x) Such counsel have participated in the preparation of the Registration Statement and Prospectuses except for the documents incorporated by reference in the Registration Statement and the Prospectuses and in conferences with officers and other representatives of the Company, representatives of the independent public accountants for the Company, and with your representatives and your counsel at which the contents of the Registration Statement, the Prospectuses, and related matters were discussed and have reviewed the documents incorporated by reference in the Registration Statement and Prospectuses and, although such counsel need not pass upon or assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement or the Prospectuses and the documents incorporated by reference in the Prospectuses (except for the opinions set forth in clause (iii), and based on the foregoing, no facts have come to the attention of such counsel to lead such counsel to believe (A) that the Registration Statement or any amendment thereto (except for the financial statements and other financial or statistical data included therein or omitted therefrom, as to which such counsel need express no opinion), at the time the Registration Statement or any such amendment became effective, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or (B) that the Prospectuses or any amendment or supplement thereto (except for the financial statements and other financial or statistical data included therein or omitted therefrom, as to which such counsel need express no opinion), at the time any Prospectus was issued, at the time any such amended or supplemented prospectus was issued or at the Closing Time, included or includes an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. Such opinion shall be to such further effect with respect to other legal matters relating to this Agreement, the International Price Determination Agreement and the sale of the International Shares pursuant to this Agreement as counsel for the International Underwriters may reasonably request. In giving such opinion, such counsel may rely, as to all matters governed by the laws of jurisdictions other than the law of the State of New York, the federal law of the United States and the corporate law of the State of Delaware, either upon opinions of other counsel, who shall be counsel reasonably satisfactory to counsel for the International Underwriters, in which case the opinion shall state that they believe the International Underwriters and they are entitled to so rely, or upon unofficial compilations of the laws of such jurisdictions. Such counsel may also state that, insofar as such opinion involves factual matters, they have relied, to the extent they deem proper, upon certificates of officers of the Company and its Subsidiaries and certificates of public officials.

                                                                       Exhibit D


                 Pursuant to Section 5(c) of the International Purchase Agreement, Laurene H. Horiszny, Esq., Vice President, Secretary and General Counsel for the Company, shall furnish to the International Underwriters an opinion to the effect that:

                 (i) Each Subsidiary listed on Schedule 1 hereto (the "Material Subsidiaries") is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation with corporate power and authority under such laws to own, lease and operate its properties and conduct its business.

                 (ii) Each of the Company and the Material Subsidiaries is duly qualified to transact business as a foreign corporation and is in good standing in each other jurisdiction in which it owns or leases property of a nature, or transacts business of a type, that would make such qualification necessary, except to the extent that the failure to so qualify or be in good standing would not have a material adverse effect on the Company and the Subsidiaries, considered as one enterprise.

                 (iii) All of the outstanding shares of capital stock of each Material Subsidiary have been duly authorized and validly issued and are fully paid and non-assessable; all of the shares of capital stock of such Material Subsidiary are owned by the Company, directly or through one or more of the Subsidiaries, in the percentages set forth in Schedule 1 hereto and the shares of capital stock of NSK-Warner owned by the Company are owned by the Company directly or through one or more of the Subsidiaries, free and clear of any consensual pledge, lien, security interest, charge, claim, equity or encumbrance of any kind except as provided in or pursuant to the Credit Agreement; no holder thereof is subject to personal liability by reason of being such a holder and none of such shares was issued in violation of the preemptive rights of any stockholder of the Material Subsidiaries.

                 (iv) The Shares have been duly authorized and validly issued and are fully paid and non-assessable, and no holder thereof is or will be subject to personal liability by reason of being such a holder; such Shares are not subject to the preemptive rights of any stockholder of the Company.

                 (v) The authorized, issued and outstanding capital stock of the Company is as set forth in the Prospectuses under the heading "Capitalization".

                 (vi) Such counsel does not know of any statutes or regulations, or any pending or threatened legal or governmental proceedings, required under the 1933 Act to be described in the Prospectuses that are not described as so required, nor of any contracts or documents of a character required under the 1933 Act or 1933 Act Regulations to be described or referred to in the Registration Statement or Prospectuses or to be filed as exhibits to the Registration Statement that are not described, referred to or filed as required.

                 (vii) Except with respect to financial covenants, (as to which such counsel need express no opinion) no default exists in the performance or observance of any obligation, agreement, covenant or condition contained in any contract, indenture, loan agreement, note, lease or other agreement or instrument that is described or referred to in the Registration Statement or the Prospectuses or filed as an exhibit to the Registration Statement (except for such defaults that would not have a material adverse effect on the condition (financial or otherwise), results of operations, business affairs or business prospects of the Company and its Subsidiaries, considered as one enterprise).

                 (viii) The execution and delivery of this Agreement and the U.S. Purchase Agreement and the consummation by the Company of the other transactions contemplated in this Agreement, the U.S. Purchase Agreement and in the Registration Statement and compliance by the Company with the terms of this Agreement and the U.S. Purchase Agreement do not violate and will not result in any violation of the certificate of incorporation or by-laws of any Material Subsidiary and do not and will not conflict with, or result in a breach of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any Material Subsidiary under (i) any existing applicable law, rule or regulation (other than the securities or Blue Sky laws of the various states, as to which such counsel is not requested to express an opinion), (ii) any judgment, order or decree of any government, governmental instrumentality or court, domestic or foreign, having jurisdiction over the Company or any Subsidiary or any of its properties, or (iii) any indenture, mortgage or loan agreement, or any other agreement or instrument known to such counsel, to which the Company or any Material Subsidiary is a party or by which it may be bound or to which any of its properties may be subject, including the Formation Agreement between Borg-Warner Corporation and Nippon Seiko, K.K., dated as of April 18, 1964, and any agreements related thereto, including but not limited to the Shareholders Agreement Concerning the Management of NSK-Warner, dated September 25, 1964, between Borg-Warner Corporation and Nippon Seiko, K.K. (except for such conflicts, breaches or defaults or liens, charges or encumbrances that would not have a material adverse effect on the condition (financial or otherwise), results of operations, business affairs or business prospects of the Company and its Subsidiaries, considered as one enterprise).

                 (ix) The descriptions in the Prospectuses of the statutes, regulations, legal or governmental proceedings, contracts and other documents therein described are accurate and fairly summarize the information required to be shown.

                 (x) No authorization, approval, consent or license of any U.S. government, governmental instrumentality or U.S. court (other than under the 1933 Act or 1933 Act Regulations and the securities or Blue Sky laws of the various states and the securities laws of any jurisdiction outside the United States in which International Shares are offered or sold by the International Underwriters pursuant to this Agreement) is required for the valid authorization, issuance, sale and delivery of the Shares.

                 (xi) To the best knowledge of such counsel, each Selling Stockholder is the registered holder of title to the Shares to be sold by such Selling Stockholder pursuant to the International Purchase Agreement and the U.S. Purchase Agreement.

                          Such counsel has participated in the preparation of the Registration Statement and Prospectuses, in the preparation of the documents incorporated by reference in the Registration Statement and the Prospectuses and in conferences with officers and other representatives of the Company, representatives of the independent public accountants for the Company, and with your representatives and your counsel at which the contents of the Registration Statement, the Prospectuses and the documents incorporated by reference in the Prospectuses and related matters were discussed and, although such counsel need not pass upon or assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement or the Prospectuses and the documents incorporated by reference in the Prospectuses (except for the opinion set forth in clause (ix)), and based upon the foregoing, no facts have come to the attention of such counsel to lead her to believe (A) that the Registration Statement (including the Rule 430A Information and the Rule 434 Information, if applicable) or any amendment thereto (except for the financial statements and other financial or statistical data included therein or omitted therefrom, as to which such counsel need express no opinion), at the time the Registration Statement or any such amendment became effective, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (B) that the Prospectuses or any amendment or supplement thereto (except for the financial statements and other financial or statistical data included therein or omitted therefrom, as to which such counsel need express no opinion), at the time any Prospectus was issued, at the time any such amended or supplemented prospectus was issued or at the Closing Time, included or includes an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, or (C) that the documents incorporated by reference in the Prospectuses (except for the financial statements and other financial or statistical data included therein or omitted therefrom, as to which such counsel need express no opinion, and except to the extent that any statement therein is modified or superseded in the Prospectuses), as of the dates they were filed with the Commission, contained an untrue statement of a material fact or omitted to state a material fact.

                 In giving such opinion, such counsel may rely, as to all matters governed by the laws of jurisdictions other than the law of the State of Illinois, the Federal law of the United States and the corporate law of the State of Delaware, upon opinions of other counsel, who shall be counsel reasonably satisfactory to counsel for the U.S. Underwriters, in which case the opinion shall state that they believe the U.S. Underwriters and they are entitled to so rely. Such counsel may also state that, insofar as such opinion involves factual matters, they have relied, to the extent they deem proper, upon certificates of officers of the Company and the Subsidiaries and certificates of public officials.

                                                                    Schedule 1
                                                                    to Exhibit D


                             Material Subsidiaries


                                                                                         Percent of
                                                                                         Capital Stock
                                                                                         Beneficially
                                                                                         Owned by
                                                                                         Borg-Warner
                                                                                         Automotive,
                                                                                         Inc. or the
                                                                                         Subsidiaries
                                                                                         ------------
Material Subsidiary
- -------------------
Borg-Warner Automotive Diversified
     Transmission Products Corporation                                                        100

Borg-Warner Automotive Electronic
     & Mechanical Systems Corporation                                                         100

Borg-Warner Automotive Europe
     Corporation                                                                              100

Borg-Warner Automotive GmbH                                                                   100

Borg-Warner Automotive Japan
     Corporation                                                                              100

Borg-Warner Automotive K.K.                                                                   100

Borg-Warner Automotive NW Corporation                                                         100

Borg-Warner Automotive Transmission
     & Engine Components Corporation                                                          100

                                                                       Exhibit E



                 Pursuant to Section 5(d) of the International Purchase Agreement, NSK-Warner's Japanese counsel shall furnish to the International Underwriters an opinion substantially to the effect that:

                 (i) NSK-Warner is a corporation duly organized, validly existing and in good standing under the laws of Japan with corporate power and authority under such laws to own, lease and operate its properties and conduct its business.

                 (ii) All of the outstanding shares of capital stock of NSK-Warner have been duly authorized and validly issued and are fully paid and non-assessable.

                                                                       Exhibit F


                 Pursuant to Section 5(e) of the International Purchase Agreement, each of the attorneys listed on Schedule C attached thereto for the Selling Stockholders specified opposite such attorney's name, shall furnish to the International Underwriters an opinion to the effect that:

                 (i) This Agreement and the U.S. Purchase Agreement have been authorized, duly executed and delivered by each of the Selling Stockholders.

                 (ii) No authorization, approval, consent or license of any government, governmental instrumentality or court is required under the laws of the United States or the State of New York (other than under the 1933 Act, under Blue Sky or state securities law or the securities laws of foreign jurisdictions) for the consummation by the Selling Stockholders of the transactions contemplated by this Agreement and the U.S. Purchase Agreement.

                 (iii) The execution and delivery of this Agreement and the U.S. Purchase Agreement by the Selling Stockholders and the compliance by the Selling Stockholders with the terms thereof does not conflict with or result in a violation of (a) the certificate of incorporation, the by-laws, the partnership agreement or similar governing document of any of the Selling Stockholders or (b) any existing applicable law, rule or regulation (other than under the 1933 Act, under Blue Sky or state securities law or the securities laws of foreign jurisdictions or the rules and regulations of the NASD) or any judgment, order or decree known to such counsel of any government, governmental instrumentality or court, domestic or foreign, having jurisdiction over the Selling Stockholders.

                 (iv) The Selling Stockholders, as the case may be, have been duly organized and are validly existing and in good standing as corporations or partnerships under the laws of the jurisdiction of their incorporation or organization with all necessary power and authority under such laws to execute, deliver and perform this Agreement and the U.S. Purchase Agreement.

                 (v) Assuming that each of the International Underwriters acquires the certificates representing the Shares to be sold by the Selling Stockholders in good faith and without notice of any adverse claims, as defined in Section 8-302 of the Uniform Commercial Code as in effect in the State of New York (the "UCC"), upon delivery of the certificates representing such Shares to the person designated by the International Underwriters in the State of New York, registered in the name of the International Underwriters, endorsed to the International Underwriters, or endorsed in blank, the International Underwriters will acquire all of the Selling Stockholders' rights in the certificates representing such Shares free of any adverse claims (within the meaning of Section 8-302 of the UCC).

                 Such opinion shall be to such further effect with respect to other legal matters relating to this Agreement and the sale of the Shares pursuant to this Agreement as counsel for the International Underwriters may reasonably request. In giving such opinion, such counsel may rely, as to all matters governed by the laws of jurisdictions other than the law of the State of New York, the federal law of the United States and the corporate and partnership law of the State of Delaware, solely upon opinions of other counsel, who shall be counsel reasonably satisfactory to counsel for the International Underwriters (it being understood that in-house counsel of any Selling Stockholder shall be so satisfactory), in which case the opinion shall also be addressed to the International Underwriters and state that such other counsel believes you and they are entitled to so rely. Such counsel may also state that, insofar as such opinion involves factual matters, they have relied, to the extent they deem proper, upon certificates of officers of the Company and the Subsidiaries, certificates of officers or partners, as the case may be, of such Selling Stockholders and on certificates of public officials.

                                                                       Exhibit G


                        FORM OF LOCK-UP LETTER AGREEMENT




                                 July __, 1996


MERRILL LYNCH & CO.
         Merrill Lynch, Pierce, Fenner & Smith
                     Incorporated
LEHMAN BROTHERS INC.
MORGAN STANLEY & CO. INCORPORATED
      As Representatives of the several U.S. Underwriters
c/o Merrill Lynch & Co.
         Merrill Lynch, Pierce, Fenner & Smith
                     Incorporated
Merrill Lynch World Headquarters
North Tower
World Financial Center
New York, New York  10281-1201

MERRILL LYNCH INTERNATIONAL
LEHMAN BROTHERS INTERNATIONAL (EUROPE)
MORGAN STANLEY & CO. INTERNATIONAL LIMITED
      As Representatives of the several International Underwriters c/o Merrill Lynch International
25 Ropemaker Street
London EC2Y 9LY
England


Ladies and Gentlemen:

                 The undersigned stockholder of Borg-Warner Automotive, Inc., a Delaware corporation (the "Company"), understands that (i) a U.S. Purchase Agreement (the "U.S. Purchase Agreement") will be executed by the Company, the Selling Stockholders named therein (the "Selling Stockholders") and Merrill Lynch, Pierce, Fenner & Smith Incorporated, Lehman Brothers Inc. and Morgan Stanley & Co. Incorporated, as representatives (the "U.S. Representatives") of the several underwriters named therein (the "U.S. Underwriters"), pursuant to which the Selling Stockholders will sell to the U.S. Underwriters 3,600,000 shares of the Common Stock, par value $.01 per share (the "Common Stock"), of the Company and up to 540,000 additional shares of Common Stock pursuant to an option granted by the Selling Stockholders, solely to cover over-allotments as set forth in the U.S. Purchase Agreement and
(ii) an International Purchase Agreement (the "International Purchase Agreement", and together with the U.S. Purchase Agreement, the "Purchase Agreements") will be executed by the Company, the Selling Stockholders named therein (the "Selling Stockholders") and Merrill Lynch International, Lehman Brothers International (Europe) and Morgan Stanley & Co. International Incorporated, as representatives (the "International Representatives", and together with the U.S. Representatives, the "Representatives") of the several underwriters named therein (the "International Underwriters", and together with the U.S. Underwriters, the "Underwriters"), pursuant to which the Selling Stockholders will sell to the International Underwriters 900,000 shares of the Common Stock of the Company and up to 135,000 additional shares of Common Stock pursuant to an option granted by the Selling Stockholders, solely to cover over-allotments as set forth in the International Purchase Agreement.

                 The undersigned is a party to that certain Registrations Rights Agreement (the "Registration Rights Agreement"), dated as of January 27, 1993, by and among the Company and the stockholders named therein. This Lock-Up Letter Agreement is being entered into in accordance with Section 7(a) of the Registration Rights Agreement at the request of the Underwriters.

                 The undersigned also understands that the Company has filed with the Securities and Exchange Commission (the "Commission") a Registration Statement on Form S-3 (File No. 333-06041, the "Registration Statement") in connection with the public offering (the "Offering") of shares of its Common Stock.

                 In consideration of the Underwriters' agreement to purchase the Common Stock and undertake the Offering, and for other good and valuable consideration, receipt of which is hereby acknowledged, the undersigned agrees [that, without the prior written consent of the Representatives, which consent shall not be unreasonably withheld, the undersigned will] not[,] [to] directly or indirectly[,] effect any public sale or distribution, including any sale pursuant to Rule 144 under the Securities Act of 1933, as amended, of any shares of Common Stock (including, without limitation, shares of Common Stock which may be deemed to be beneficially owned by such stockholder in accordance with the rules and regulations of the Commission and shares of Common Stock which may be issued upon exercise of any option or warrant) or any securities convertible or exchangeable for shares of Common Stock for a period commencing 7 days prior to the date the Registration Statement is declared effective by the Commission (the "Effective Date") and ending 180 days after the Effective Date, other than the Shares sold to the Underwriters pursuant to the Purchase Agreements. The undersigned understands that the Company expects the Effective Date to occur as early as ______, 1996. The undersigned understands that the Effective Date may, however, be earlier or later than _____, 1996.

                 In addition, the undersigned agrees that the undersigned will, promptly following the execution of this Lock-Up Letter Agreement and in any event prior to the execution of the Purchase Agreements, (i) with respect to any shares of Common Stock for which the undersigned is the record holder, cause the transfer agent for the Company to note stop transfer instructions with respect to such shares of Common Stock on the transfer books and records of the Company and (ii) with respect to any shares of Common Stock for which the undersigned is the beneficial holder but not the record holder (other than the shares of Common Stock owned of record by persons or entities that are not affiliates of the undersigned and shares of Common Stock which may be issued upon exercise of any option or warrant), cause the record holder of such shares to cause the transfer agent for the Company to note stop transfer instructions with respect to such shares of Common Stock on the transfer books and records of the Company.

                 The undersigned understands that the Company, the Selling Stockholders and the Underwriters will proceed with the Offering in reliance on this Lock-Up Letter Agreement.

                 The undersigned hereby represents and warrants that the undersigned has full power and authority to enter into this Lock-Up Letter Agreement and that, upon request, the undersigned will execute any additional documents necessary or desirable in connection with the enforcement hereof. Any obligations of the undersigned shall be binding upon the successors and assigns of the undersigned.

                  This Lock-Up Letter Agreement has been entered into on the date first written above.


                                      Very truly yours,




                                      -----------------------------------------
                                      Name of Stockholder/Officer/Director



                                      By:
                                         --------------------------------------
                                           Name:
                                           Title: